                                                                   Exhibit 10.31


                                  $330,000,000

                      AMENDED AND RESTATED CREDIT AGREEMENT

                            dated as of July 24, 1998
                 and Amended and Restated as of October 22, 1998

                                      among

                        ALLIANCE DATA SYSTEMS CORPORATION

                                       and

                      LOYALTY MANAGEMENT GROUP CANADA INC.,
                                  as Borrowers,

                          THE GUARANTORS PARTY HERETO,

                             THE BANKS PARTY HERETO

                                       and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                             as Administrative Agent




                                TABLE OF CONTENTS
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

                                                                                                                     Page
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ARTICLE 1

                           DEFINITIONS..................................................................................1

SECTION 1.1.               Definitions..................................................................................1
SECTION 1.2.               Accounting Terms and Determinations.........................................................20
SECTION 1.3.               Types of Borrowings.........................................................................21

ARTICLE 2

                           THE CREDITS.................................................................................21

SECTION 2.1.               Commitments to Lend.........................................................................21
SECTION 2.2.               Notice of Borrowing.........................................................................24
SECTION 2.3.               Notice to Banks; Funding of Loans...........................................................24
SECTION 2.4.               Notes.......................................................................................25
SECTION 2.5.               Amortization and Maturity of Loans..........................................................26
SECTION 2.6.               Interest Rates..............................................................................26
SECTION 2.7.               Fees........................................................................................27
SECTION 2.8.               Termination or Reduction of Commitments.....................................................28
SECTION 2.9.               Method of Electing Interest Rates...........................................................29
SECTION 2.10.              Optional Prepayments........................................................................29
SECTION 2.11.              Mandatory Prepayments.......................................................................30
SECTION 2.12.              General Provisions as to Payments...........................................................37
SECTION 2.13.              Funding Losses..............................................................................38
SECTION 2.14.              Computation of Interest and Fees............................................................38
SECTION 2.15.              Regulation D Compensation...................................................................38

ARTICLE 2A

                           LETTERS OF CREDIT...........................................................................39

SECTION 2A.1.              Letters of Credit...........................................................................39
SECTION 2A.2.              Minimum Stated Amount.......................................................................41
SECTION 2A.3.              Letter of Credit Requests; Notices of Issuance; Reports.....................................41
SECTION 2A.4.              Agreement to Repay Letter of Credit Drawings................................................41
SECTION 2A.5.              Letter of Credit Participations.............................................................42
SECTION 2A.6.              Increased Costs.............................................................................44

ARTICLE 3

                           CONDITIONS..................................................................................45

SECTION 3.1.               Effectiveness...............................................................................45
SECTION 3.2.               Each Borrowing..............................................................................46

ARTICLE 4

                           REPRESENTATIONS AND WARRANTIES..............................................................47

SECTION 4.1.               Corporate Existence and Power...............................................................47
SECTION 4.2.               Corporate and Governmental Authorization; No Contravention..................................47
SECTION 4.3.               Binding Effect..............................................................................48
SECTION 4.4.               Financial Information.......................................................................48
SECTION 4.5.               Litigation..................................................................................49
SECTION 4.6.               Compliance with ERISA.......................................................................49
SECTION 4.7.               Environmental Matters.......................................................................50
SECTION 4.8.               Taxes.......................................................................................50
SECTION 4.9.               Subsidiaries................................................................................50
SECTION 4.10.              Regulatory Restrictions on Borrowing........................................................51
SECTION 4.11.              Full Disclosure.............................................................................51
SECTION 4.12.              Intellectual Property.......................................................................51
SECTION 4.13.              Year 2000 Compliance........................................................................52

ARTICLE 5

                           REPRESENTATIONS AND WARRANTIES OF EACH GUARANTOR............................................52

SECTION 5.1.               Corporate Existence and Power...............................................................52
SECTION 5.2.               Corporate and Governmental Authorization; No Contravention..................................52
SECTION 5.3.               Binding Effect..............................................................................52
SECTION 5.4.               Financial Information.......................................................................52
SECTION 5.5.               Litigation..................................................................................53
SECTION 5.6.               Compliance with ERISA.......................................................................53
SECTION 5.7.               Environmental Matters.......................................................................53
SECTION 5.8.               Taxes.......................................................................................54
SECTION 5.9.               Subsidiaries................................................................................54
SECTION 5.10.              Regulatory Restrictions on Borrowing........................................................54
SECTION 5.11.              Full Disclosure.............................................................................54

ARTICLE 6

                           COVENANTS...................................................................................54

SECTION 6.1.               Information.................................................................................55
SECTION 6.2.               Payment of Obligations......................................................................56
SECTION 6.3.               Maintenance of Property; Insurance..........................................................57
SECTION 6.4.               Conduct of Business and Maintenance of Existence............................................57
SECTION 6.5.               Compliance with Laws........................................................................57
SECTION 6.6.               Inspection of Property, Books and Records...................................................58
SECTION 6.7.               Mergers and Sales of Assets.................................................................58
SECTION 6.8.               Use of Proceeds.............................................................................58
SECTION 6.9.               Negative Pledge.............................................................................58

SECTION 6.10.              End of Fiscal Years and Fiscal Quarters.....................................................59
SECTION 6.11.              Minimum Consolidated EBITDA.................................................................59
SECTION 6.12.              Leverage Ratio..............................................................................60
SECTION 6.13.              Adjusted Consolidated Net Worth.............................................................61
SECTION 6.14.              Capitalization of Insured Subsidiaries......................................................61
SECTION 6.15.              Delinquency Ratio...........................................................................62
SECTION 6.16.              Debt Limitation.............................................................................62
SECTION 6.17.              Interest Coverage Ratio.....................................................................62
SECTION 6.18.              Restricted Payments; Required Dividends.....................................................63
SECTION 6.19.              Equity Ownership; Limitation on Creation of Subsidiaries....................................63
SECTION 6.20.              Change of Business..........................................................................64
SECTION 6.21.              Limitation on Issuance of Capital Stock.....................................................64
SECTION 6.22.              Investments; Restricted Acquisitions........................................................64
SECTION 6.23.              Consolidated Capital Expenditures...........................................................65
SECTION 6.24.              Limitation on Voluntary Payments and Modifications of Indebtedness;
                           Modifications of Certain Other Agreements; etc..............................................65
SECTION 6.25.              Continuing Obligations......................................................................66
SECTION 6.26.              Year 2000 Compliance........................................................................66

ARTICLE 7

                           DEFAULTS....................................................................................66

SECTION 7.1.               Events of Default...........................................................................66
SECTION 7.2.               Notice of Default...........................................................................69

ARTICLE 8

                           THE AGENT...................................................................................69

SECTION 8.1.               Appointment and Authorization...............................................................69
SECTION 8.2.               Administrative Agent and Affiliates.........................................................70
SECTION 8.3.               Action by Administrative Agent..............................................................70
SECTION 8.4.               Consultation with Experts...................................................................70
SECTION 8.5.               Liability of Administrative Agent...........................................................70
SECTION 8.6.               Indemnification.............................................................................71
SECTION 8.7.               Credit Decision.............................................................................71
SECTION 8.8.               Successor Administrative Agent..............................................................71

ARTICLE 9

                           CHANGE IN CIRCUMSTANCES.....................................................................71

SECTION 9.1.               Basis for Determining Interest Rate Inaccurate or Unfair....................................71
SECTION 9.2.               Illegality..................................................................................72
SECTION 9.3.               Increased Cost and Reduced Return...........................................................72
SECTION 9.4.               Taxes.......................................................................................73
SECTION 9.5.               Base Rate Loans Substituted for Affected Fixed Rate Loans...................................75

ARTICLE 10

                           PERFORMANCE AND PAYMENT GUARANTY............................................................76

SECTION 10.1.              Unconditional and Irrevocable Guaranty......................................................76
SECTION 10.2.              Enforcement.................................................................................77
SECTION 10.3.              Obligations Absolute........................................................................77
SECTION 10.4.              Waiver......................................................................................78
SECTION 10.5.              Subrogation.................................................................................78
SECTION 10.6.              Survival....................................................................................78
SECTION 10.7.              Guarantors' Consent to Assigns..............................................................78
SECTION 10.8.              Continuing Agreement........................................................................79

ARTICLE 11

                           MISCELLANEOUS...............................................................................79

SECTION 11.1.              Notices.....................................................................................79
SECTION 11.2.              No Waivers..................................................................................79
SECTION 11.3.              Expenses; Indemnification...................................................................79
SECTION 11.4.              Sharing of Set-Offs.........................................................................80
SECTION 11.5.              Amendment or Waiver; etc....................................................................80
SECTION 11.6.              Successors and Assigns......................................................................81
SECTION 11.7.              Collateral..................................................................................83
SECTION 11.8.              Governing Law; Submission to Jurisdiction; Judgment Currency................................83
SECTION 11.9.              Counterparts; Integration; Effectiveness....................................................84
SECTION 11.10.             WAIVER OF JURY TRIAL........................................................................84

SCHEDULE I                 Commitments
SCHEDULE II                Investment Plan
SCHEDULE III               Community Reinvestment Act Requirements

APPENDIX 1                 Pricing Schedule

EXHIBIT A                  Assignment and Assumption Agreement
EXHIBIT B-1                US Term Note
EXHIBIT B-2                A Term Note
EXHIBIT B-3                B Term Note
EXHIBIT BA                 Revolving Note
EXHIBIT B-5                Swing Note

             AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 24, 1998 and amended and restated as of October 22, 1998, among ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation (the "US Borrower"), LOYALTY MANAGEMENT GROUP CANADA INC., an Ontario corporation (the "Canadian Borrower"), the GUARANTORS from time to time party hereto, the BANKS from time to time party hereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

             WHEREAS, the Borrowers, the Administrative Agent and the Guarantors are party to a Credit Agreement, dated as of July 24, 1998 (the "Original Credit Agreement"); and

             WHEREAS, the parties hereto wish to amend and restate the Original Credit Agreement as herein provided;

             NOW, THEREFORE, the parties hereto agree that the Original Credit Agreement shall be and is hereby amended and restated in its entirety as follows:

                                    ARTICLE 1

                                   DEFINITIONS

             SECTION 1.1. DEFINITIONS. The following terms, as used herein, have the following meanings:

             "A Term Loan Commitment" means, with respect to each Bank listed on the signature pages hereof, the amount set forth opposite its name on Schedule I hereto under the heading "A Term Loan Commitment", as such amount may be reduced from time to time pursuant to Section 11.6(c) or reduced mom time to time pursuant to Section 2.8.

             "A Term Loan Scheduled Repayment" has the meaning provided in
Section 2.11(A).

             "A Term Loans" has the meaning provided in Section 2.1(b).

             "A Term Note" has the meaning provided in Section 2.4(a).

             "Acquisitions" means, collectively, the acquisition by 1302598 Ontario, Inc. (as successor in interest to the Canadian Borrower) of 100% of the capital stock of Loyalty pursuant to the Loyalty Acquisition Agreement and the acquisition by the US Borrower (through a wholly-owned acquisition subsidiary) of 100% of the capital stock of Harmonic pursuant to the Harmonic Acquisition Agreement.

             "Acquisition Documents" means the Loyalty Acquisition Agreement, the Harmonic Acquisition Agreement, and any other documents executed or delivered in connection with the Acquisitions.

             "Adjusted Consolidated Net Worth" of any Person means, at any date, the Consolidated Net Worth of such Person and its Consolidated Subsidiaries plus, in the case of the US Borrower, the then outstanding amount of the Subordinated Note (to the extent such Subordinated Note has a maturity not earlier than the date which is six months after the Final Maturity Date).

             "ADSI" means ADS Alliance Data Systems, Inc., a Delaware corporation.

             "ADSNZ" means ADSNZ Alliance Data Systems New Zealand, a New Zealand corporation.

             "Affected Euro-Dollar Loans" has the meaning provided in
Section 2.11(B).

             "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the US Borrower (a "Controlling Person") or (ii) any Person (other than the US Borrower or a Subsidiary thereof) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to vote 10% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

             "Administrative Agent" means Morgan Guaranty Trust Company of New York in its capacity as agent for the Banks hereunder, and its successors in such capacity.

             "Agreement" means this Amended and Restated Credit Agreement, as modified, supplemented, amended, restated (including any further amendment and restatement hereof), extended, renewed or refinanced from time to time.

             "Amalgamation" means the amalgamation of 1302598 Ontario Inc. with Loyalty pursuant to the Business Corporations Act (Ontario) and the articles of amalgamation effective the Original Effective Date.

             "Applicable Commitment Fee Percentage" shall mean a rate per annum equal to the applicable rate specified in the pricing schedule attached hereto as Appendix 1.

             "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

             "Asset Sale" means the sale, transfer or other disposition by the US Borrower or any Subsidiary of the US Borrower to any Person other than the US Borrower or any Guarantor of any asset (including, without limitation, any capital stock or other securities of; or equity interests in, another Person) of the US Borrower dr such Subsidiary (other than sales, transfers or other dispositions of assets in the ordinary course of such business).

             "Assigned Collateral" means, collectively, the "Assigned Collateral" as defined in the Security Agreement and the "Charged Premises" as defined in the Canadian Security Documents.

             "Assignment and Assumption Agreement" means an appropriately completed Assignment and Assumption Agreement in the form of Exhibit B hereto.

             "B Term Loan Commitment" means, with respect to each Bank listed on the signature pages hereof; the amount set forth opposite its name on Schedule I hereto under the heading "B Term Loan Commitment," as such amount may be reduced from time to time pursuant to Section 2.8.

             "B Term Loan Scheduled Repayment" has the meaning provided for in
Section 2.11(A).

             "B Term Loans" has the meaning provided in Section 2.1(c).

             "B Term Note" has the meaning provided in Section 2.4(a).

             "Bank" means each bank listed on the signature pages hereof; each Assignee which becomes a Bank pursuant to Section 11.6(c), and their respective successors.

             "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

             "Base Rate Loan" means (i) a Loan which bears interest at the Base Rate pursuant to the provisions of Article 9 or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

             "Base Rate Margin" means a percentage per annum equal to the applicable percentage specified in the pricing schedule attached hereto as Annex I.

             "Beneficiaries" has the meaning set forth in Section 10.1.

             "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

             "Borrowers" means, collectively, the US Borrower and the Canadian Borrower.

             "Borrowing" has the meaning set forth in Section 1.3.

             "Canadian Borrower" has the meaning provided in the first paragraph of this Agreement.

             "Canadian Scheme License" means the Amended and Restated License to Use and Exploit the Air Miles Scheme in Canada, made as of July 24, 1998, between Air Miles International Trading B.V. and the Canadian Borrower, as such agreement was in effect on the Original Effective Date.

             "Canadian Security Documents" means the Debenture Delivery Agreement and the Demand Debenture and any undertakings or other security granted to the Collateral Agent or the Banks as security for the Obligations of the Canadian Borrower.

             "Canadian Trademark License" means the Amended and Restated License to Use the Air Miles Trade Marks in Canada, dated July 24, 1998, between Air Miles International Holdings N.V. and Loyalty Management Group Canada Inc., as such agreement was in effect on the Original Effective Date.

             "Change of Control" means (i) the US Borrower shall cease to own 100% of the capital stock of the Canadian Borrower, (ii) The Limited shall own less than 75% of the amount of the outstanding common stock of the US Borrower owned by it on the Original Effective Date or (iii) the Welsh, Carson, Anderson & Stowe Partnerships in the aggregate, shall fail to own a majority of the outstanding common stock of the US Borrower; PROVIDED, that (x) common stock owned by employees (either individually or through employee stock ownership or other stock based benefit plans) of the US Borrower and (y) common stock issued to the public pursuant to one or more public offerings shall not be included in the calculation of ownership interests for purposes of this definition or any "change of control".

             "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect on the Restatement Effective Date and any subsequent provisions of the Code, amendatory thereof; supplemental thereto or substituted therefor.

             "Collateral" means, collectively, the Assigned Collateral and the Pledged Collateral.

             "Collateral Agent" means Morgan Guaranty Trust Company of New York acting as Collateral Agent on behalf of the Secured Creditors.

             "Commitment" of each Bank means the aggregate of such Bank's US Term Loan Commitment, A Term Loan Commitment, B Term Loan Commitment and Revolving Loan Commitment.

             "Consolidated Capital Expenditures" of any Person means, for any period, the additions to property, plant and equipment and other capital expenditures of such Person and its Consolidated Subsidiaries for such period, as the same are or would be set forth in a consolidated statement of cash flows of such Person and its Consolidated Subsidiaries for such period.

             "Consolidated Current Assets" means the current assets of the US Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, PROVIDED that Consolidated Current Assets shall in any event not include cash and cash equivalents other than Restricted Cash.

             "Consolidated Current Liabilities" means the current liabilities of the US Borrower and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, but excluding in any event the current portion of; and accrued but unpaid interest on, any Debt of the US Borrower and its Subsidiaries.

             "Consolidated Debt" of any Person means, at any date, the Debt of such Person and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

             "Consolidated EBIT" of any Person means, for any period, Consolidated Net Income of such Person for such period, before total interest expense determined on a consolidated basis and before taxes based on income, and giving effect to gains and losses from sales of assets sold in the ordinary course of business all with respect to such period.

             "Consolidated EBITDA" of any Person means, for any fiscal period, Consolidated EBIT for such Person for such period, adjusted by adding thereto the amount of all depreciation and amortization expenses that were deducted in determining Consolidated EBIT.

             "Consolidated Interest Expense" of any Person means, for any period, the Total Interest Expense of such Person and its Consolidated Subsidiaries determined on a consolidated basis for such period.

             "Consolidated Net Income" of any Person means, for any fiscal period, the net income of such Person and its Consolidated Subsidiaries, determined on a consolidated basis for such period, inclusive of the effect of any extraordinary or other nonrecurring gain and loss.

             "Consolidated Net Worth" of any Person means at any date the consolidated stockholders' equity of such Person and its Consolidated Subsidiaries.

             "Consolidated Subsidiary" of any Person means, at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

             "Credit Document" means this Agreement, the Notes, the Pledge Agreement, the Security Agreement, the Canadian Security Documents, the WFNB Note and each other document (including any additional guarantees) executed or delivered in connection herewith or therewith.

             "Credit Party" shall mean each Borrower, each Guarantor, and with respect to its obligations under the WFNB Note only, WFNB.

             "Debenture Delivery Agreement" means the Debenture Delivery Agreement, made as of July 24, 1998, between the Canadian Borrower and Morgan Guaranty Trust Company of New York, as amended, modified or supplemented from time to time.

             "Debt" of any Person means at any date, without duplication (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 6.9, Section 6.16 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vii) all Debt of others Guaranteed by such Person; PROVIDED that, with respect to the US Borrower, amounts owing to Brylane, L.P. pursuant to the deferred billing program in effect on the Restatement Effective Date between the US Borrower and Brylane, L.P. shall not be included in the calculation of "Debt" to the extent such amounts excluded by this proviso do not exceed $100,000,000 in the aggregate.

             "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

             "Delinquency Ratio" means, for any calendar month, the percentage equivalent of a fraction (a) the numerator of which is the aggregate amount of all Managed Receivables the minimum payments on which are more than 90 days contractually overdue and (b) the denominator of which is all Managed Receivables, in each case determined as of the last day of such calendar month.

             "Demand Debenture" means the Demand Debenture, made as of July 21, 1998, between the Canadian Borrower and Morgan Guaranty Trust Company of New York as amended, modified or supplemented from time to time.

             "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions), any transaction whose value is derived from another asset or security, or any combination of the foregoing transactions.

             "Dollars" and "$" shall mean freely transferable lawful money of the United States of America.

             "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

             "Domestic Lending Office" means, as to each Bank, its office identified as such on the signature page hereto or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrowers and the Administrative Agent.

             "Domestic Subsidiary" means any Subsidiary of the US Borrower incorporated or organized in the United States or any state or territory thereof.

             "ECF Prepayment Amount" has the meaning provided in
Section 2.11(A).

             "ECF Prepayment Date" has the meaning provided in Section 2.11(A).

             "ECF Prepayment Period" has the meaning provided in
Section 2.11(A).

             "Eligible Transferee" shall mean and include a commercial bank insurance company, financial institution, fund or other Person which regularly purchases interests in loans or extensions of credit of the types made pursuant to this Agreement, any other Person which would constitute a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act as in effect on the Restatement Effective Date or other "accredited investor" (as defined in Regulation D of the Securities Act).

             "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean. up or other remediation thereof.

             "Equity Issuance" shall mean the issuance by the US Borrower on or prior to the Original Effective Date of its common equity to the Welsh, Carson, Anderson & Stowe Partnerships yielding net cash proceeds to the US Borrower of $100,000,000, effected pursuant to the terms of the Equity Issuance Documents.

             "Equity Issuance Documents" means the Common Stock Purchase Agreement, dated as of July 24, 1998, among the US Borrower, the Welsh, Carson, Anderson & Stowe Partnerships, the persons named on Schedule I thereto and each other document executed or delivered in connection with the Equity Issuance.

             "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

             "ERISA Group" of any Person means such Person, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the US Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Code.

             "Euro.Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

             "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate identified as such on the signature pages hereto or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrowers and the Administrative Agent.

             "Euro-Dollar Loan" means (i) a Loan which bears interest at a Euro-Dollar Rate or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

             "Euro-Dollar Margin" means a percentage per annum equal to the applicable percentage specified in the pricing schedule attached hereto as Appendix 1.

             "Euro-Dollar Rate" means a rate of interest determined pursuant to
Section 2.6 on the basis of the London Interbank Offered Rate.

             "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency Liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

             "Event of Default" has the meaning set forth in Section 7.1.

             "Excess Cash Flow" means, for any fiscal year of the US Borrower,
(i) Consolidated Net Income for such period PLUS (minus) (ii) the amount of depreciation, depletion, amortization of intangibles, deferred taxes and other non-cash expenses (revenues) which, pursuant to generally accepted accounting principles, were deducted (added) in determining Consolidated Net Income for such period MINUS (plus) (iii) additions (reductions, other than reductions attributable solely to Asset Sales) to Working Capital for such period MINUS
(iv) the amount of Consolidated Capital Expenditures made during such period (except to the extent financed through the incurrence of Debt (other than through the incurrence of Loans) or with equity proceeds) MINUS (v) the amount of Scheduled Repayments of Term Loans, and the amount of voluntary payments of principal of outstanding Term Loans, in each case, actually made during such period MINUS (vi) regularly scheduled payments of principal or "rent" (other than capitalized interest) due in accordance with the terms of capital leases and not otherwise deducted in arriving at Consolidated Net Income to the extent actually made during such period MINUS (vii) the amount of mandatory payments of principal of outstanding Term Loans pursuant to Sections 2.11(A)(e) and (h) actually made, but only to the extent that the net proceeds from the transactions described in such clauses (e) and (h) were added to Consolidated Net Income during such period.

             "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal Rinds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; PROVIDED, that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Administrative Agent.

             "Final Maturity Date" means July 25, 2005.

             "Foreign Pension Plan" means any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the US Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the US Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

             "Foreign Subsidiary" means each Subsidiary of the US Borrower other than a Domestic Subsidiary.

             "Fronting Fee" has the meaning provided in Section 2.7(c).

             "Guaranteed Obligations" has the meaning provided in Section 10.1.

             "Guarantor" means, (x) with respect to the Obligations of the US Borrower, (i) ADSI, HSI and HTLI and (ii) each other Domestic Subsidiary of the US Borrower that becomes a Guarantor from time to time, after the Restatement Effective Date, pursuant to Section 6.19 and (y) with respect to Obligations of the Canadian Borrower, (i) the US Borrower, ADSI, HSI and HTLI and (ii) each other Domestic Subsidiary of the US Borrower or Subsidiary of the Canadian Borrower (other than LMG to the extent LMG does not at any time account for greater than 5.0% of the Consolidated Net Worth of the US Borrower) which becomes a Guarantor from time to time, after the Restatement Effective Date, pursuant to Section 6.19.

             "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such

Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment therefore to protect such holder against loss in respect thereof (in whole or in part), PROVIDED, that the term Guaranty shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guaranty" used as a verb has a corresponding meaning.

             "Harmonic" means Harmonic Systems Incorporated, a Minnesota corporation.

             "Harmonic Acquisition Agreement" means the Agreement and Plan of Merger, dated as of August 14, 1998, among the US Borrower, HSI Acquisition Corp. and Harmonic.

             "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

             "HSI" means Harmonic Systems Incorporated, a Minnesota corporation.

             "HTLI" means Harmonic Technology Licensing, Inc., a Minnesota corporation.

             "Indemnitee" has the meaning set forth in Section 11.3(b).

             "Initial Borrowing Date" means the date on which the initial Borrowing of Loans occurred under the Original Credit Agreement.

             "Initial Maturity Date" means July 25, 2003.

             "Insured Subsidiary" means a Subsidiary of the US Borrower which is an "insured depository institution" under and as defined in the Federal Deposit Insurance Act (12 U.S.C. 1813(c)(3)) or any successor statute.

             "Intellectual Property" has the meaning provided in Section 4.12.

             "Interest Coverage Ratio" of any Person means, for any period, the ratio of Consolidated EBITDA of such Person for such period to Consolidated Interest Expense of such Person for such period.

             "Interest Period" means with respect to each Euro.Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Period Election and ending one, two, three or six months thereafter, as the respective Borrower may elect in the applicable notice; PROVIDED, that:

             (i) any Interest Period which would otherwise end on a day which is not a EuroDollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day fails in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

             (ii) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro- Dollar Business Day of a calendar month; and

             (iii) any Interest Period which would otherwise end after the Initial Maturity Date in the case of US Term Loans, A Term Loans and Revolving Loans or the Final Maturity Date in the case of B Term Loans, shall end on the Initial Maturity Date (unless such date is not a Euro- Dollar Business Day, in which case such Interest Period shall end on the latest Euro-Dollar Business Day to occur prior to the Initial Maturity Date) or Final Maturity Date (unless such date is not a Euro-Dollar Business Day, in which case such Interest Period shall end on the latest Euro-Dollar Business Day to occur prior to the Final Maturity Date), as the case may be.

             "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Guaranty, time deposit or otherwise (but not including any demand deposit).

             "L/C Participant" has the meaning provided in Section 2A.5.

             "L/C Supportable Obligations" means and includes obligations of the US Borrower or its Subsidiaries incurred in the ordinary course of business as are reasonably acceptable to the Administrative Agent and the respective Letter of Credit Issuer and otherwise permitted to exist pursuant to the terms of this Agreement. Inasmuch as the Administrative Agent's (including in its capacity as Letter of Credit Issuer) approval is required, L/C Supportable Obligations shall include obligations in respect of securitization of credit card receivables.

             "Letter of Credit" has the meaning provided in Section 2A.1(a).

             "Letter of Credit Fee" has the meaning provided in Section 2.7(b).

             "Letter of Credit Issuer" means Morgan Guaranty Trust Company of New York in its individual capacity and any Bank which at the request of the US Borrower and the consent of the Administrative Agent agrees, in such Bank's sole discretion, to become a Letter of Credit Issuer for the purpose of issuing Letters of Credit. The sole Letter of Credit Issuer on the Restatement Effective Date is Morgan Guaranty Trust Company of New York in individual capacity.

             "Letter of Credit Outstandings" means, at any time, the sum of; without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

             "Letter of Credit Request" has the meaning provided in
Section 2A.3(a).

             "Leverage Ratio" of any Person means, at any time, the ratio of (x) Consolidated Debt of such person at such time to (y) Consolidated EBITDA of such person for the four fiscal quarters then most recently ended.

             "License Agreements" means the Canadian Trademark License, the US Trademark License, the Canadian Scheme License and the US Scheme License.

             "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the US Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

             "Loan" means a loan made by a Bank pursuant to Section 2.1; PROVIDED, that if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

             "London Interbank Offered Rate" means for any Interest Period the rate per annum (rounded upward, if necessary, to the next higher 1/16 of it) at which deposits in dollars are offered to the Administrative Agent in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loans of the Administrative Agent to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

             "Loyalty" shall mean Loyalty Management Group Canada Inc., an Ontario corporation, as such entity exists before giving effect to the Amalgamation.

             "Loyalty Acquisition Agreement" means the Agreement for the Purchase of All the Shares of Loyalty Management Group Canada Inc., made as of June 26, 1998, among Air Miles International Group B.V., each of the other shareholders and optionholders listed on Exhibit A-1 thereto and the US Borrower, as such Agreement was in effect on the Original Effective Date.

             "LMG" means LMG Travel Services Limited, an Ontario corporation, 100% of the capital stock of which is owned by the Canadian Borrower.

             "Majority Banks" of any Tranche shall mean those Banks which would constitute the Required Banks under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

             "Managed Receivables" of any Person means for any date all credit card receivables of such Person as of such date regardless of whether such credit card receivables are deter-mined, with respect to such Person's financial statements, to be "on-balance sheet" or "off-balance sheet".

             "Material Debt" means Debt (other than the Loans and reimbursement obligations under Letters of Credit) of a Person and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $25,000,000.

             "Material Financial Obligations" of any Person means a principal or face amount of Debt and/or payment or collateralization obligations in respect of Derivatives Obligations of such Person and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $25,000,000.

             "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $10,000,000.

             "Maturity Date" means, as applicable, the Initial Maturity Date or the Final Maturity Date.

             "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

             "Net Cash Proceeds" means, with respect to any Asset Sale, the Cash Proceeds resulting therefrom net of expenses of sale (including payment of principal, premium and interest of other Debt secured by the assets the subject of the Asset Sale and required to be, and which is, repaid under the terms thereof as a result of such Asset Sale), and incremental taxes paid or payable as a result thereof; PROVIDED that Net Cash Proceeds shall not include cash deposited with the Administrative Agent pursuant to a cash collateral arrangement pursuant to this Agreement.

             "Note" means any of the US Term Notes, the A Term Notes, the B Term Notes, the Revolving Notes and the Swing Note.

             "Notice of Borrowing" has the meaning set forth in Section 2.2.

             "Notice of Interest Period Election" has the meaning set forth in
Section 2.9.

             "Obligations" means all amounts owing to the Administrative Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

             "Original Credit Agreement" has the meaning provided in the first recital to this Agreement.

             "Original Effective Date" shall mean July 24, 1998.

             "Parent" means, with respect to any Bank, any Person controlling such Bank.

             "Participant" has the meaning set forth in Section 11.6(b).

             "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

             "Percentage" shall mean at any time for each Bank with a Revolving Commitment, the percentage obtained by dividing such Bank's Revolving Loan Commitment by the Total Revolving Loan Commitment, PROVIDED that if the Total Revolving Loan Commitment has been terminated, the Percentage of each Bank shall be determined by dividing such Bank's Revolving Loan Commitment immediately prior to such termination by the Total Loan Revolving Commitment immediately prior to such termination.

             "Permitted Subordinated Debt" means subordinated Debt of the US Borrower, PROVIDED that (i) the US Borrower shall be in PRO FORMA compliance with the Financial Covenants contained in Sections 6.12 and 6.17 after giving effect to such issuance of Debt, (ii) such Debt shall be expressly subordinated to the Obligations, (iii) such Debt shall be unsecured and unguaranteed, (iv) such Debt shall have a maturity not earlier than the date which is six months after the Final Maturity Date and no amortization or sinking fund payments shall be required in respect of such Debt prior to such date and (v) no covenant or default applicable to such debt shall be more restrictive than those contained in this Agreement and the subordination provisions, covenants and defaults pertaining to such Debt, taken as a whole, shall be no more restrictive, and no less favorable to the Banks, as those customarily applicable to publicly issued subordinated indebtedness.

             "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof

             "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

             "Pledge Agreement" means the Pledge Agreement, dated as of July 24, 1998, by and between the Borrowers, the Guarantors and the Collateral Agent, as such agreement may be amended, modified or supplemented from time to time.

             "Pledge Agreements" means the Pledge Agreement and the Supplemental Pledge Agreement.

             "Pledged Collateral" means the "Collateral", as defined in the Pledge Agreement.

             "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

             "Projections" means the financial projections of the US Borrower and its Subsidiaries prepared in a manner consistent with the financial statements delivered pursuant to Section 4.4(a) and (b).

             "Quarterly Dates" has the meaning provided in Section 2.11(A)(d).

             "Recovery Event" means the receipt by the US Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable (i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any property or asset of the US Borrower or any of its Subsidiaries, or (ii) by reason of any condemnation, taking, seizing or similar event with respect to any property or asset of the US Borrower or any of its Subsidiaries.

             "Refunded Swing Loans" has the meaning provided in Section 2.1(f).

             "Refunding Date" has the meaning provided in Section 2.1(f).

             "Refunding Swing Loan" has the meaning provided in Section 2.1(f).

             "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

             "Reinvestment Assets" means any assets to be employed in the business of the US Borrower and its Subsidiaries.

             "Reinvestment Election" has the meaning provided in
Section 2.11(A)(e).

             "Reinvestment Notice" means a written notice signed by an executive officer of the US Borrower stating that the US Borrower, in good faith, intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale to purchase, construct or otherwise acquire Reinvestment Assets.

             "Reinvestment Prepayment Amount" means, with respect to any Reinvestment Election, the amount, if any, on the Reinvestment Prepayment Date relating thereto by which (a) the Anticipated Reinvestment Amount in respect of such Reinvestment Election exceeds (b) the aggregate amount thereof expended by the US Borrower and its Subsidiaries to acquire Reinvestment Assets.

             "Reinvestment Prepayment Date" means, with respect to any Reinvestment Election, the earliest of (i) the date, if any, upon which the Administrative Agent, on behalf of the Required Banks, shall have delivered a written termination notice to the US Borrower, provided that such notice may only be given while an Event of Default exists, (ii) the date occurring 180 days after such Reinvestment Election and (iii) the date on which the US Borrower shall have determined not to, or shall have otherwise ceased to, proceed with the purchase, construction or other acquisition of Reinvestment Assets with the related Anticipated Reinvestment Amount.

             "Replaced Bank" has the meaning provided in Section 2A.1(c).

             "Replacement Bank" has the meaning provided in Section 2A.1(c)

             "Required Banks" means Banks the sum of whose outstanding Term Loans (and, if prior to the termination thereof; Term Loan Commitments) and Revolving Loan Commitments (or after the termination thereof; outstanding Revolving Loans and Percentages of Swing Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Term Loans (and, if prior to the termination thereof; the Term Loan Commitments) and the Total Revolving Loan Commitment (or after the termination thereof; the sum of the total outstanding Revolving Loans, Swing Loans and Letter of Credit Outstandings at such time).

             "Restatement Effective Date" means October ____, 1998 or if later, the date this Agreement becomes effective in accordance with Section 11.9.

             "Restricted Acquisition" means any acquisition (other than the Acquisitions), whether in a single transaction or series of related transactions, by the US Borrower or any one or more of its Subsidiaries, or any combination thereof; of(i) all or a substantial part of the assets, or all or any substantial part of a going business or division, of any Person, whether through purchase of assets or securities, by merger or otherwise, (ii) control of securities of an existing corporation or other Person having ordinary voting power (apart from rights accruing under special circumstances) to elect a majority of the board of directors of such corporation or other Person or (iii) control of a greater than 50% ownership interest in any existing partnership, joint venture or other Person.

             "Restricted Cash" means cash required by the US Borrower and its Subsidiaries to fund securitization spread accounts, cash collateral accounts relating to securitization of credit card receivables, excess funding accounts relating to securitization of credit card receivables and cash restricted to fund future Air Miles redemptions.

             "Restricted Payment" means (i) any dividend or other distribution on any shares of a Person's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of a Person's capital stock or (b) any option, warrant or other right to acquire shares of a Person's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion).

             "Revolving Loan Commitment" means, (i) with respect to each Bank listed on the signature pages hereof; the amount set forth opposite its name on
Schedule 1 hereto under the heading "Revolving Loan Commitment" and (ii) with respect to each Assignee that becomes a Bank pursuant to Section 11.6(c), the amount of the Revolving Loan Commitment thereby assumed by it, in each case as such amount may be increased or reduced from time to time pursuant to
Section 11.6(c) or reduced from time to time pursuant to Section 2.8.

             "Revolving Loans" has the meaning provided in Section 2.1(d).

             "Revolving Note" has the meaning provided in Section 2.4(a).

             "Scheduled Repayment" means each US Term Loan Scheduled Repayment, A Term Loan Scheduled Repayment and B Term Loan Scheduled Repayment.

             "Secured Creditors" has the meaning provided in the Security Documents.

             "Security Agreement" means the Security Agreement, dated as of July 24, 1998, by and between the US Borrower, the other Guarantors which are Domestic Subsidiaries of the US Borrower and the Collateral Agent, as amended, modified or supplemented from time to time.

             "Security Documents" shall mean the Pledge Agreements, the Security Agreement and the Canadian Security Documents.

             "Stated Amount" of each Letter of Credit means the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

             "Subordinated Note" means the 10% Subordinated Note due January 24, 2002, dated January 24, 1996, issued by the US Borrower to The Limited and WCAS Capital Partners 11 in the aggregate principal amount of $50,000,000.

             "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the US Borrower.

             "Subsidiary Assumption Agreement" shall mean the Subsidiary Assumption Agreement, dated the Restatement Effective Date, made by HSI and HTLI, pursuant to which HSI and HTLI became parties to the Pledge Agreement and Security Agreement.

             "Supermajority Banks" of any Tranche means those Banks which would constitute the Required Banks under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50%" contained therein were changed to "66-2/3%."

             "Supplemental Pledge Agreement" shall mean the Supplemental Pledge Agreement, dated as of July 24, 1998, between the US Borrower and the Administrative Agent.

             "Swing Borrowing" means a Borrowing pursuant to subsection 2.1(e).

             "Swing Lender" means Morgan Guaranty Trust Company of New York and any other Bank which agrees in its sole discretion, with the consent of the Administrative Agent, to become a Swing Lender hereunder.

             "Swing Loan Commitment" means $35,000,000.

             "Swing Loan Refund Amount" has the meaning specified in subsection 2.1(e).

             "Swing Loans" has the meaning provided in Section 2.1(e).

             "Swing Margin" means a percentage per annum equal to the applicable percentage specified in the pricing schedule attached hereto as Appendix 1.

             "Swing Note" has the meaning provided in Section 2.4(a).

             "Syndication Date" shall mean the date on which the Administrative Agent notifies the US Borrower that the initial syndication of the credit facilities under this Agreement has been completed.

             "Term Loan Commitments" means, collectively, the US Term Loan Commitments, the A Term Loan Commitments and the B Term Loan Commitments.

             "Term Loans" means, collectively, US Term Loans, A Term Loans and B Term Loans.

             "The Community Reinvestment Act" means The Community Reinvestment Act of 1977 (12 U.S.C. 2901 ET SEQ.), as amended.

             "The Limited" means The Limited Commerce Corporation, a Delaware corporation.

             "Total A Term Loan Commitment" means, at any time, the sum of the A Term Loan Commitments of each of the Banks.

             "Total B Term Loan Commitment" means, at any time, the sum of the B Term Loan Commitments of each of the Banks.

             "Total Commitment" means the aggregate amount of the Commitments of each of the Banks.

             "Total Interest Expense" means, for any Person, interest paid on a consolidated basis with respect to all outstanding indebtedness including, without limitation, capital leases (in accordance with GAAP), all commissions, discounts and other fees and charges owed in connection with letters of credit or lines of credit, net costs or benefits under interest rate protection agreements, amortization of deferred financing costs, original issue discounts, and any interest expense relating to deferred compensation arrangements.

             "Total Revolving Loan Commitment" means, collectively, the Revolving Loan Commitments of each of the Bank.

             "Total US Term Loan Commitment" means, at any time, the sum of the US Term Loan Commitments of each of the Banks.

             "Tranche" means, with respect to each Loan, the tranche under which such Loan is borrowed, with there being four different Tranches of Loans, including Revolving Loans, US Term Loans, A Term Loans and B Term Loans.

             "Type" means the type of Loan determined according to the interest option applicable thereto; I.E., whether a Base Rate Loan or a Euro-Dollar Loan.

             "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

             "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

             "Unpaid Drawing" has the meaning provided in Section 2A.4(a).

             "US Borrower" has the meaning provided in the first paragraph of this Agreement.

             "US Scheme License" means the Amended and Restated License to Use and Exploit the Air Miles Scheme in the United States, dated July 24, 1998, between Air Miles International Trading B.V. and the US Borrower, as such agreement is in effect on the Original Effective Date.

             "US Term Loan Commitment" means, with respect to each Bank listed on the signature pages hereof; the amount set forth opposite its name on
Schedule I hereto under the heading "US Term Loan Commitment," as such amount may be reduced from time to time pursuant to Section 2.8.

             "US Term Loan Scheduled Repayment" has the meaning provided in
Section 2.11(A).

             "US Term Loans" has the meaning provided in Section 2.1(a).

             "US Term Note" has the meaning provided in Section 2.4(a).

             "US Trademark License" means the Amended and Restated License to Use the Air Miles Trade Marks in the United States, dated July 24, 1998, between Air Miles International Holdings B.V. and the US Borrower, as such agreement is in effect on the Original Effective Date.

             "WCAS Subordinated Note" means the 10% Subordinated Note due September 15, 2008, dated September 15, 1998, issued by the US Borrower to WCAS Capital Partners III, L.P. in the principal amount of $52,000,000.

             "Waivable Mandatory Repayment has the meaning provided in
Section 2.11(A)(1).

             "Welsh, Carson, Anderson & Stowe Partnerships" means each Welsh, Carson, Anderson & Stowe limited partnership, as constituted on the Restatement Effective Date, as may be constituted in the future and any partner, partnership or affiliate of any of them.

             "WFNB" means World Financial Network National Bank a national banking association wholly owned by the US Borrower.

             "WFNB Note" has the meaning provided in Section 3.2(h).

             "Wholly-Owned Subsidiary" means, as to any Person, any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person.

             "Working Capital" means the excess of Consolidated Current Assets minus Consolidated Current Liabilities.

             "Year 2000 Problem" means the risk that computer applications used by the US Borrower or its Subsidiaries (or their suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving dates after December 31, 1999.

             SECTION 1.2. ACCOUNTING: TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles in the United States as in effect from time to time, applied on a basis consistent (except for changes concurred in by the US Borrower's independent public accountants) with the most recent audited consolidated financial statements of the US Borrower and its Consolidated Subsidiaries delivered to the Banks; PROVIDED that, (i) all calculations of financial covenants and corresponding accounting terms shall include for all periods covered thereby PRO FORMA adjustments for the (x) actual historical financial performance of and (y) identifiable cost savings associated with providing data processing services to any entities acquired as permitted under
Section 6.22(b) and (ii) if a Borrower notifies the Administrative Agent that such Borrower wishes to amend any covenant in Article 6 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies either Borrower that the Required Banks wish to amend Article 6 for such purpose), then the Borrowers' compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrowers and the Required Banks.

             SECTION 1.3. TYPES OF BORROWINGS. The term "Borrowing" denotes the aggregation of Loans of one or more Banks of a single Tranche to be made to a Borrower pursuant to Article 2 on the same date, all of which Loans are of the same Type (subject to Article 9) and, except in the case of Base Rate Loans, have the same initial Interest Period.

                                    ARTICLE 2

                                   THE CREDITS

             SECTION 2.1.            COMMITMENTS TO LEND.

             (a) US TERM LOANS. On the Initial Borrowing Date, each Bank with a US Term Loan Commitment severally agrees, on the terms and conditions set forth in this Agreement, to make a loan or loans (each a "US Term Loan" and, collectively, the "US Term Loans") to the US Borrower pursuant to this Section in amounts such that the aggregate principal amount of US Term Loans made by such Bank on a cumulative basis on such date shall not exceed the amount of its US Term Loan Commitment. The Borrowings made under this Section shall be made by the several Banks ratably in proportion to their respective US Term Loan Commitments. Within the foregoing limits, the US Borrower may borrow under this Section and prepay the US Term Loans to the extent permitted by Section 2.11. To the extent the US Term Loans are prepaid in any amount, such amount may not be reborrowed.

             (b) A TERM LOANS. On the Initial Borrowing Date, each Bank with an A Term Loan Commitment severally agrees, on the terms and conditions set forth in this Agreement, to make a loan or loans (each an "A Term Loan" and, collectively, the "A Term Loans") to the Canadian Borrower pursuant to this
Section in amounts such that the aggregate principal amount of A Term Loans made by such Bank on a cumulative basis on such date shall not exceed the amount of its A Term Loan Commitment. The Borrowings under this Section shall be made by the several Banks ratably in proportion to their respective A Term Loan Commitments. Within the foregoing limits, the Canadian Borrower may borrow under this Section and prepay the A Term Loans to the extent permitted by
Section 2.11. To the extent the A Term Loans are prepaid in any amount, such amount may not be reborrowed.

             (c) B TERM LOANS. On the Initial Borrowing Date, each Bank with a B Term Loan Commitment severally agrees, on the terms and conditions set forth in this Agreement, to make a loan or loans (each a "B Term Loan" and, collectively, the "B Term Loans") to the Canadian Borrower pursuant to this Section in amounts such that the aggregate principal amount of B Term Loans made by such Bank on a cumulative basis on such date shall not exceed the amount of its B Term Loan Commitment. The Borrowings under this Section shall be made by the several Banks ratably in proportion to their respective B Term Loan Commitments. Within the foregoing limits, the Canadian Borrower may borrow under this Section and prepay the B Term Loans to the extent permitted by Section 2.11. To the extent the B Term Loans are prepaid in any amount, such amount may not be reborrowed.

             (d) REVOLVING LOANS. At any time on or after the Initial Borrowing Date and prior to the Initial Maturity Date, each Bank with a Revolving Loan Commitment severally agrees, on the terms and conditions set forth in this Agreement, to make loans (each a "Revolving Loan" and, collectively, the "Revolving Loans") to the US Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Revolving Loans Wade by such Bank at any one time outstanding, when combined with such Bank's Percentage of Swing Loans and Letter of Credit Outstandings at such time, shall not exceed the amount of its Revolving Loan Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount of the then unutilized Revolving Loan Commitment) and shall be made from the several Banks ratably in proportion to their respective Revolving Loan Commitments. Within the foregoing limits, the US Borrower may borrow under this Section, prepay Revolving Loans to the extent permitted by Section 2.11 and reborrow at any time prior to the Initial Maturity Date.

             (e) SWING LOANS. From time to time on or after the Initial Borrowing Date and prior to the Initial Maturity Date, each Swing Lender severally agrees, on the terms and conditions set forth in this Agreement, to make loans (each a "Swing Loan" and, collectively, the "Swing Loans") to the US Borrower pursuant to this Section 2.1(e) in amounts such that (i) the aggregate principal amount of Swing Loans made by such Swing Lender to the US Borrower, when added to all other Swing Loans then outstanding, does not at any time exceed the aggregate Swing Loan Commitment of the Swing Lenders and (ii) the sum of the aggregate outstanding principal amount of all Revolving Loans and Swing Loans at such time, when added to the Letter of Credit Outstandings at such time, does not exceed the Total Revolving Loan Commitment. Each Borrowing under this Section 2.1(e) shall be in a principal amount of at least $5,000,000. Within the foregoing limits, the US Borrower may borrow under this
Section 2.1(e), repay or, to the extent permitted by Section 2.11, prepay Swing Loans and reborrow at any time prior to the Initial Maturity Date.

             (f) REFUNDING: OF SWINE LOANS WITH SYNDICATED LOANS. Provided that no condition described in Section 3.2 was knowingly waived by the respective Swing Lender with respect to the making of such Swing Loan, such Swing Lender, at any time and from time to time in its sole and absolute discretion, may on behalf of the US Borrower (which hereby irrevocably directs the Swing Lenders to act on its behalf), on notice given by such Swing Lender no later than 10:30 A.M., New York City time, on the proposed date of Borrowing for the Base Rate Loans referred to below, request each Bank to make, and each Bank hereby agrees to make a Revolving Loan which shall be a Base Rate Loan (a "Refunding Swing Loan") under Section 2.1(d) in an amount (with respect to each Bank, its "Swing Loan Refund Amount") equal to such Bank's Percentage of the aggregate principal amount of such Swing Loans (the "Refunded Swing Loans") outstanding on the date of such notice, to repay such Swing Lender. Unless any of the events described in Section 7.1(g) or (h) with respect to the US Borrower shall have occurred and be continuing or the Revolving Loan Commitments shall have been terminated in full (in which case the procedures of Section 2.1(g) shall apply), each Bank shall make such Base Rate Loan available to the Administrative Agent at its address specified in or pursuant to Section 11.1 in immediately available funds, not later than 12:00 Noon (New York City time), on the date of such notice. The Administrative Agent shall pay the proceeds of such Base Rate Loans to the respective Swing Lenders, which shall immediately apply such proceeds to repay its Refunded Swing Loans. Effective on the day such Base Rate Loans are made, the portion of the Swing Loans so paid shall no longer be outstanding as Swing Loans, shall no longer be due as Swing Loans under the Swing Note held by the respective Swing Lender, and shall be due as Base Rate Loans under the respective Revolving Notes issued to the Banks (including the Swing Lenders) in accordance with their respective ratable share of the Revolving Loan Commitments. The US Borrower authorizes the Swing Lenders to charge the US Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Loans to the extent amounts received from the Banks are not sufficient to repay in full such Refunded Swing Loans. Each Swing Lender agrees to give notice to the US Borrower should it decide to refund Swing Loans with Revolving Loans pursuant to this subsection 2.1(f); PROVIDED, that such Swing Lender's failure to give such notice (or any delay therein) does not affect the validity or the effectiveness of such Notice of Borrowing or the refunding of Swing Loans pursuant thereto.

             (g) PURCHASE OF PARTICIPATIONS IN SWING LOANS. Provided that no condition described in Section 3.2 was knowingly waived by the respective Swing Lender with respect to the making of such Swing Loan, if prior to the time Revolving Loans would have otherwise been made pursuant to Section 2.1(f), one of the events described in Section 7.1(g) or (h) with respect to the US Borrower shall have occurred and be continuing or the Revolving Loan Commitments shall have been terminated in full, each Bank shall, on the date such Base Rate Loans were to have been made pursuant to the notice referred to in Section 2.1(f) (the "Refunding Date"), purchase an undivided participating interest in the Swing Loans in an amount equal to such Bank's Swing Loan Refund Amount. On and after the Refunding Date, the related Swing Loan will accrue interest as though such Swing Loan were a Base Rate Loan. On the Refunding Date, each Bank shall transfer to the Swing Lenders, in immediately available funds, such Bank's Swing Loan Refund Amount, and upon receipt thereof such Bank shall be deemed to have purchased an undivided participating interest in such Swing Loans as of such date of receipt, in the Swing Loan Refund Amount of such Bank.

             (h) PAYMENTS ON PARTICIPATED SWING LOANS. Whenever, at any time after a Swing Lender has received from any Bank such Bank's Swing Loan Refund Amount pursuant to Section 2.1(g) or such Swing Lender receives any payment on account of the Swing Loans in which the Banks have purchased participations pursuant to Section 2.1(g), such Swing Lender will promptly distribute to each such Bank its ratable share (determined on the basis of the Swing Loan Refund Amounts of all of the Banks) of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); PROVIDED, HOWEVER, that in the event that such payment received by such Swing Lender is required to be returned, such Bank will return to such Swing Lender any portion thereof previously distributed to it by such Swing Lender.

             (i) OBLIGATIONS TO REFUND OR PURCHASE PARTICIPATIONS IN SWING LOANS ABSOLUTE. Each Bank's obligation to transfer the amount of a Base Rate Loan to the Swing Lenders as provided in Section 2.1(f) or to purchase a participating interest pursuant to Section 2.1(g) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off counterclaim, recoupment, defense or other right which such Bank, or any other Person may have against the Swing Lenders or any other Person, (ii) the occurrence or continuance of a Default or the reduction of the Revolving Loans Commitments, (iii) any adverse change in the condition (financial or otherwise) of any Credit Party or Subsidiary of a Credit Party or any other Person, (iv) any breach of this Agreement by a Credit Party, any other Bank or any other Person or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

             SECTION 2.2. NOTICE OF BORROWING. (a) The respective Borrower shall give the Administrative Agent notice (a "Notice of Borrowing") in respect of the Borrowing of Loans, other than Swing Loans and Refunding Swing Loans, not later than 11:00 A.M. (New York City time) on (x) the Domestic Business Day immediately preceding the date of the Borrowing if such Borrowing is to be a Base Rate Borrowing and (y) the third Euro-Dollar Business Day immediately preceding the date of the Borrowing if such Borrowing is to be a Euro-Dollar Borrowing, specifying:

            (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

            (ii) what Type of Loans are to be borrowed and whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate or a Euro-Dollar Rate;

            (iii) in the case of a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period and in the case of a Base Rate Borrowing, the date, if any, on which such loan will be converted to a Euro-Dollar Loan; and

            (iv) the aggregate amount of such Borrowing.

             (b) The US Borrower shall give the respective Swing Lender a Notice of Borrowing in respect of Swing Loans not later than 2:00 P.M. (New York City time) on the date of Borrowing of such Swing Loans (which shall be a Domestic Business Day), specifying the amount of such Borrowing.

             (c) Refunding Swing Loans shall be made on the notice provided in
Section 2.1(h).

             SECTION 2.3. NOTICE TO BANKS; FUNDING OF LOANS. (a) Upon receipt of a Notice of Borrowing (other than Swing Borrowing), the Administrative Agent shall promptly notify each Bank with a Commitment under the respective Tranche of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the respective Borrower.

             (b) Not later than 12:30 P.M. (New York City time) on the date of each Borrowing, each Bank with a Commitment under such Tranche shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 11.1. Each Swing Lender shall make the proceeds of its Swing Loan available to the US Borrower no later than 3:00 P.M. (New York City time) on the date requested. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the respective Borrower at the Administrative Agent's aforesaid address.

             (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section and the Administrative Agent may, in reliance upon such assumption, make available to the respective Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the respective Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of such Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.6 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

             SECTION 2.4. NOTES. (a) The Borrowers' respective obligations to pay the principal of; and interest on, the Loans made by each Bank shall be evidenced (i) if US Term Loans, by promissory notes duly executed and delivered by the US Borrower substantially in the form of Exhibit B-1 (each a "US Term Note" and, collectively, the "US Term Notes"), in each case with blanks appropriately completed, (ii) if A Term Loans, by promissory notes duly executed and delivered by the Canadian Borrower substantially in the form of Exhibit B-2 (each a "A Term Note" and, collectively, the "A Term Notes"), in each case with blanks appropriately completed, (iii) if B Term Loans, by promissory notes duly executed and delivered by the Canadian Borrower substantially in the form of Exhibit B-3 (each a "B Term Note" and, collectively, the "B Term Notes"), in each case with blanks appropriately completed, (iv) if Revolving Loans, by promissory notes duly executed and delivered by the US Borrower substantially in the form of Exhibit BA, with blanks appropriately completed (each a "Revolving Note" and, collectively, the "Revolving Notes") and (v) if Swing Loans, by promissory notes duly executed and delivered by the US Borrower substantially in the form of Exhibit B-5, with blanks appropriately completed (the "Swing Note").

             (b) Upon receipt of each Bank's Note or Notes pursuant to
Section 3.1(a), the Administrative Agent shall forward such Notes to the appropriate Bank. Each Bank shall record the date and amount of the respective Loans made by it and the date and amount of each payment of principal made by the respective Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of any of its Notes, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to such Loans then outstanding under such Note; PROVIDED, that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the respective Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrowers so to endorse its Notes and to attach to and make a part of its Notes a continuation of any such schedule as and when required.

             SECTION 2.5. AMORTIZATION AND MATURITY OF LOANS. (a) The Term Loans shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon on the dates, and in the amounts specified in Section 2.11(B).

             (b) Subject to the provisions of Section 2.8, the Revolving Loan Commitment shall terminate and the principal amount of all then outstanding Revolving Loans and Swing Loans, together with accrued interest thereon, shall be due and payable in full on the Initial Maturity Date.

             SECTION 2.6. INTEREST RATES. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof; for each day from the date such Loan is made (or converted pursuant to Article 9) until it becomes due, at a rate per annum equal to the Base Rate plus the Base Rate Margin for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and, with respect to the principal amount of any Base Rate Loan converted to a Euro-Dollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% PLUS the rate otherwise applicable to Base Rate Loans for such day.

             (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof; for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day PLUS the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof or, in the case of an Interest Period of six months, the date occurring three months after the first day of such Interest Period.

             (c) Any overdue principal of; or interest on, any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% PLUS the Euro-Dollar Margin for such day PLUS the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of it) by dividing (x) the average rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to the Administrative Agent is offered to the Administrative Agent in the London interbank market for the applicable period determined as provided above by (y) one minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 9.1 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day) and (ii) the sum of 2% PLUS the Euro-Dollar Margin for such day plus the London Interbank offered Rate applicable to such Loan at the date such payment was due.

             (d) Each Swing Loan shall bear interest on the outstanding principal amount thereof; for each day from the date such Swing Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Swing Margin. Such interest shall be payable quarterly in arrears, on each Quarterly Date or on the date such Swing Loan becomes due or is converted to another type of Loan. Any overdue principal of or interest on any Swing Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate applicable to Swing Loans for such day.

             (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the respective Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

             (f) The Administrative Agent agrees to use its best efforts to furnish quotations as contemplated by this Section. If the Administrative Agent is unable to provide a quotation, the provisions of Section 9.1 shall apply.

             SECTION 2.7. FEES. (a) During the period from and including the Original Effective Date to and including the date upon which the Total Revolving Loan Commitment is terminated, the US Borrower shall pay to the Administrative Agent for the account of the Banks with Revolving Loan Commitments, ratably in proportion to their respective Revolving Loan Commitments, a commitment fee at the rate per annum equal to the Applicable Commitment Fee Percentage on the daily amount by which the Total Revolving Loan Commitment exceeds the aggregate principal amount of Revolving Loans outstanding and Letter of Credit Outstandings on such date. Such commitment fee shall accrue from and including the Original Effective Date to, but excluding the date of termination of the Revolving Loan Commitments in their entirety. Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the date of termination of the Revolving Loan Commitments in their entirety.

             (b) The US Borrower agrees to pay to the Administrative Agent for distribution to each Bank with a Revolving Loan Commitment (based on each Bank's Percentage) a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Euro-Dollar Margin for Revolving Loans on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Date and on the first day after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

             (c) The US Borrower agrees to pay to each Issuing Bank, for its own account, a fronting fee in respect of each Letter of Credit issued by such Issuing Bank (the "Fronting Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the date of the termination of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum of the daily Stated Amount of such Letter of Credit. Accrued Fronting Fees shall be due and payable quarterly in arrears on each Quarterly Date and upon the first day after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

             (d) The US Borrower agrees to pay, upon each drawing under, issuance of; or amendment to, any Letter of Credit, such amount as shall at the time of such event be the customary scheduled administrative charge which the applicable Issuing Bank is generally imposing in connection with such occurrence with respect to letters of credit.

             (e) The Borrowers shall pay to the Administrative Agent such amounts as are agreed to from time to time.

             SECTION 2.8. TERMINATION OR REDUCTION OF COMMITMENTS.

             (A) OPTIONAL REDUCTION OF COMMITMENTS.

             The Borrowers may, upon at least three Domestic Business Days' notice to the Administrative Agent (i) terminate the Total Revolving Loan Commitment at any time, if no Revolving Loans, Swing Loans or Letters of Credit are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $5,000,000 or a larger multiple of $1,000,000, the aggregate amount of the Total Revolving Loan Commitment in excess of the aggregate outstanding principal amount of the outstanding Revolving Loans, Swing Loans and Letter of Credit Outstandings. Upon receipt of a notice pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof.

             (B) MANDATORY REDUCTION OF COMMITMENTS.

             (a) In addition to any other mandatory commitment reductions pursuant to this Section 2.8(B), the Term Loan Commitments shall terminate on the Initial Borrowing Date, after giving effect to the making of Term Loans on such date.

             (b) In addition to any other mandatory commitment reductions pursuant to this Section 2.8(B), the Total Revolving Loan Commitment (and the respective Revolving Loan Commitment of each Bank) shall terminate on the earlier to occur of (x) the Initial Maturity Date and (y) unless the Required Banks otherwise agree in writing, the date on which any Change of Control occurs.

             (c) In addition to any other mandatory commitment reductions pursuant to this Section 2.8(B), on each date after the Restatement Effective Date upon which a mandatory prepayment of Term Loans pursuant to Section 2.11
(A)(e), (f), (g), (h), (i), or (j) is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding and required to be so prepaid) or would be required if Term Loans were then outstanding and required to be so prepaid, the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to such Section (determined as if an unlimited amount of Term Loans were actually outstanding and required to be so prepaid) exceeds the aggregate principal amount of Term Loans then outstanding and required to be prepaid.

             (d) Each reduction to the Total US Term Loan Commitment, the Total A Term Loan Commitment, the Total B Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section 2.8(B) shall be applied proportionately to reduce the US Term Loan Commitment, the A Term Loan Commitment, the B Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.

             SECTION 2.9. METHOD OF ELECTING INTEREST RATES. (a) The Loans included in a Borrowing shall be the Type of Loan specified by the respective Borrower in the applicable Notice of Borrowing given pursuant to Section 2.2. Thereafter, the respective Borrower shall deliver a notice (a "Notice of Interest Period Election") to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Euro-Dollar Business Day prior to (i) if such Borrowing was initially a Base Rate Borrowing, the commencement of the first Interest Period with respect to the conversion of such Base Rate Loan into a Euro-Dollar Loan specifYing the duration of such Interest Period or (ii) at any other time, the last day of the current Interest Period specifYing the duration of the additional Interest Period which is to commence. Each Interest Period specified in a Notice of Interest Period Election shall comply with the provisions of the definition of Interest Period. Notwithstanding the foregoing, the respective Borrower may not elect to convert any Loan into, or continue any Loan as, a Euro-Dollar Loan pursuant to any Notice of Interest Rate Election if at the time such notice is delivered an Event of Default shall have occurred and be continuing.

             (b) Each Notice of Interest Rate Election shall specify:

                         (i) the Borrowing of Loans (or portion thereof) to
             which such notice applies;

                         (ii) the date on which the conversion or continuation
             selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

                         (iii) if the Loans comprising such Borrowing are to be
             converted, the new Type of Loans and, if the Loans being converted are to be Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

                         (iv) if such Loans are to be continued as Euro-Dollar
             Loans for an additional Interest Period, the duration of such additional Interest Period.

             (c) Upon receipt of a Notice of Interest Period Election from a Borrower pursuant to subsection (a) above, the Administrative Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by such Borrower. If no Notice of Interest Period Election is timely received prior to the end of an Interest Period, the respective Borrower shall be deemed to have elected that such Loan be continued as a Base Rate Loan.

             (d) An election by the Borrower to change or continue the rate of interest applicable to any Borrowing of Loans pursuant to this Section shall not constitute a "Borrowing" subject to the provisions of Section 3.2.

             SECTION 2.10. OPTIONAL PREPAYMENTS. (a) Subject, in the case of Euro-Dollar Loans, to Section 2.13, the Borrowers may, upon at least one Domestic Business Day's notice to the Administrative Agent, prepay any Base Rate Loans or upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks made under such Tranche which is being repaid.

             (b) The US Borrower may elect to prepay any combination of Revolving Loans and US Term Loans pursuant to clause (a) of this Section 2. 10. Any optional prepayment of Term Loans by the Canadian Borrower shall be applied to prepay A Term Loans and B Term Loans, PRO RATA (based upon the then outstanding principal amount of A Term Loans and B Term Loans); PROVIDED that if no Default then exists or would arise therefrom, the Canadian Borrower may elect to prepay A Term Loans or B Term Loans; PROVIDED FURTHER that, to the extent A Term Loans remain outstanding at the time of such prepayment, each Bank with a B Term Loan shall have the right, upon two Business Days' prior notice to the Administrative Agent, to waive its right to receive its PRO RATA share of the amount by which such optional prepayment, when added to all previous voluntary prepayments of B Term Loans, exceeds $10,000,000. Any amount so waived may be applied by the Canadian Borrower to prepay A Term Loans as permitted above in this Section 2.10.

             (c) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank with Loans outstanding under the Tranche or Tranches which are to be repaid of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the respective Borrower.

             SECTION 2.11. MANDATORY PREPAYMENTS.

             (A) REQUIREMENTS:

             (a) If on any date the sum of the aggregate outstanding principal amount of Revolving Loans and Swing Loans and the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the US Borrower shall repay on such date the principal of Swing Loans, and if no Swing Loans are or remain outstanding, Revolving Loans in an aggregate amount equal to such excess. If, after giving effect to the repayment of all outstanding Swing Loans and Revolving Loans, the aggregate amount of Letter of Credit Outstandings exceeds the Total Revolving Commitment, the US Borrower shall pay to the Administrative Agent on such date an amount in cash equal to such excess (up to the aggregate amount of the Letter of Credit Outstandings at such time) and the Administrative Agent shall hold such payment as security for the obligations of the US Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Administrative Agent (which shall permit certain investments in cash equivalents satisfactory to the Administrative Agent, until the proceeds are applied to the secured obligations).

             (b) On each date set forth below, the US Borrower shall be required to repay the principal amount of the US Term Loans set forth opposite such date (each such repayment, a "US Term Loan Scheduled Repayment"):


          US TERM LOAN SCHEDULED                                                       AMOUNT
          ----------------------                                                       ------
             REPAYMENT DATE
             --------------
             October 30, 1998                                                          $0

             January 29, 1999                                                          $0

             April 30, 1999                                                            $0

             July 30, 1999                                                             $5,000,000

             October 29, 1999                                                          $0

             January 28, 2000                                                          $0

             April 28, 2000                                                            $0

             July 28, 2000                                                             $10,000,000

             October 27, 2000                                                          $0

             January 26, 2001                                                          $0

             April 27, 2001                                                            $0

             July 27, 2001                                                             $30,000,000

             October 26, 2001                                                          $0

             February 1, 2002                                                          $0

             May 3, 2002                                                               $0

             August 2, 2002                                                            $40,000,000

             November 1, 2002                                                          $0

             January 31, 2003                                                          $0

             May 2, 2003                                                               $0

             Initial Maturity Date                                                     $45,000,000


             (c) On each date set forth below, the Canadian Borrower shall be required to repay the principal amount of A Term Loans set forth opposite such date (each such repayment, an "A Term Loan Scheduled Repayment"):


             A Term Loan Scheduled                                                     Amount
             ---------------------                                                     ------
             Repayment Date
             --------------

             October 30, 1998                                                          $0

             January 29, 1999                                                          $0

             April 30, 1999                                                            $0

             July 30, 1999                                                             $3,125,000

             October 29, 1999                                                          $0

             January 28, 2000                                                          $0

             April 28, 2000                                                            $0

             July 28, 2000                                                             $3,125,000

             October 27, 2000                                                          $0

             January 26, 2001                                                          $0

             April 27, 2001                                                            $0

             July 27, 2001                                                             $3,125,000

             October 26, 2001                                                          $0

             February 1, 2002                                                          $0

             May 3, 2002                                                               $0

             August 2, 2002                                                            $3,125,000

             November 1, 2002                                                          $0

             January 31, 2003                                                          $0

             May 2, 2003                                                               $0

             Initial Maturity Date                                                     $37,500,000


             (d) On each date set forth below (collectively, the "Quarterly Dates"), the Canadian Borrower shall be required to repay the principal amount of B Term Loans set forth opposite such date (each such repayment, a "B Term Loan Scheduled Repayment"):


             B Term Loan Scheduled                                                     Amount
             ---------------------                                                     ------
              Repayment Date
              --------------
             October 30, 1998                                                          $0

           B TERM LOAN SCHEDULED                                                       AMOUNT
          ----------------------                                                       ------
             REPAYMENT DATE
             --------------
             January 29, 1999                                                          $0

             April 30, 1999                                                            $0

             July 30, 1999                                                             $1,000,000

             October 29, 1999                                                          $0

             January 28, 2000                                                          $0

             April 28, 2000                                                            $0

             July 28, 2000                                                             $1,000,000

             October 27, 2000                                                          $0

             January 26, 2001                                                          $0

             April 27, 2001                                                            $0

             July 27, 2001                                                             $1,000,000

             October 26, 2001                                                          $0

             February 1, 2002                                                          $0

             May 3, 2002                                                               $0

             August 2, 2002                                                            $1,000,000

             November 1, 2002                                                          $0

             January 31, 2003                                                          $0

             May 2, 2003                                                               $0

             August 1, 2003                                                            $1,000,000

             October 31, 2003                                                          $0

             January 30, 2004                                                          $0

             April 30, 2004                                                            $0

             July 30, 2004                                                             $1,000,000

             October 29, 2004                                                          $0

             January 28, 2005                                                          $0

           B TERM LOAN SCHEDULED                                                       AMOUNT
          ----------------------                                                       ------
             REPAYMENT DATE
             --------------
             April 29, 2005                                                            $0

             Final Maturity Date                                                       $44,000,000


             (e) On the date of receipt thereof by the US Borrower and/or any of its Subsidiaries of Cash Proceeds from any Asset Sale, an amount equal to 100% of the Net Cash Proceeds from such Asset Sale shall, subject to Section 2.11(B)(c), be applied as a mandatory repayment of principal of the then outstanding Term Loans; PROVIDED that up to an aggregate of $2,500,000 of Net Cash Proceeds from Asset Sales in any fiscal year of the US Borrower shall not be required to be used to so repay Term Loans to the extent the US Borrower elects, as hereinafter provided, to cause such Net Cash Proceeds to be reinvested in Reinvestment Assets (a "Reinvestment Election"). The US Borrower may exercise its Reinvestment Election (within the parameters specified in the preceding sentence) with respect to an Asset Sale if (x) no Default exists and
(y) the US Borrower delivers a Reinvestment Notice to the Administrative Agent within three Business Days following the date of the consummation of the respective Asset Sale, with such Reinvestment Election being effective with respect to the Net Cash Proceeds of such Asset Sale equal to the Anticipated Reinvestment Amount specified in such Reinvestment Notice, PROVIDED FURTHER, that the Net Cash Proceeds from an Asset Sale shall not be required to be used to so repay Term Loans to the extent the assets sold pursuant to such Asset Sale, at the time of such Asset Sale, secured Debt permitted pursuant to Section
6.16 and such Net Cash Proceeds do not exceed the amount of Indebtedness so secured.

             (f) On the date of the receipt thereof by the US Borrower and/or any of its Subsidiaries, an amount equal to 100% of the proceeds (net of underwriting discounts, commissions and other reasonable costs associated therewith) of the incurrence of Debt for borrowed money by the US Borrower and/or any of its Subsidiaries (other than Debt permitted by Section 6. 16 as in effect on the Restatement Effective Date) shall, subject to Section 2.11(B)(c), be applied as a mandatory prepayment of principal of the then outstanding Term Loans.

             (g) On the date of the receipt thereof by the US Borrower, an amount equal to 100% of the cash proceeds (net of underwriting discounts, commissions and other reasonable costs associated therewith) of any sale or issuance of its equity (other than the Equity Issuance) and 100% of any amount of cash received by the US Borrower in connection with any contribution to its capital, in each case shall, subject to Section 2. 11 (B)(c), be applied as a mandatory repayment of principal of the then outstanding Term Loans.

             (h) Within 30 days following each date on which the US Borrower or any of its Subsidiaries receives any proceeds from any Recovery Event, an amount equal to 100% of the cash proceeds of such Recovery Event (net of reasonable costs, expenses, taxes incurred in connection with such Recovery Event and amounts required to be paid to third parties) shall, subject to Section 2. 11
(B)(c), be applied as a mandatory repayment of principal of the then outstanding Term Loans, PROVIDED that so long as no Default then exists and such proceeds do not exceed $2,500,000 in any fiscal year, such proceeds shall not be required to be so applied on such date to the extent that the US Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used or committed to be used to replace or restore any properties or assets in respect of which such proceeds were paid or otherwise acquire productive assets usable in the business of the US Borrower and its Subsidiaries within a period specified in such certificate not to exceed 180 days after the date of receipt of such proceeds with respect to such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended); and PROVIDED FURTHER, that if all or any portion of such proceeds not required to be applied to the repayment of Term Loans pursuant to the preceding proviso are not so used within the period specified in the relevant certificate furnished pursuant to the immediately preceding proviso, such remaining portion not used shall be applied on the last day of such specified period as a mandatory repayment of principal of the then outstanding Term Loans.

             (i) On each date which is 90 days after the last day of each fiscal year of the US Borrower (such date, the "ECF Prepayment Date"), beginning with the fiscal year of the US Borrower ending on February 1, 1999, 50% of Excess Cash Flow (such amount, the "ECF Prepayment Amount") of the US Borrower and its Subsidiaries for the fiscal year of the US Borrower then last ended (such fiscal year, the "ECF Prepayment Period") shall be applied as a mandatory repayment of principal of US Term Loans until repaid in full, and then, subject to Section 2.11(B)(c) to A Term Loans and B Term Loans.

             (j) On the Reinvestment Prepayment Date with respect to a Reinvestment Election, an amount equal to the Reinvestment Prepayment Amount, if any, for such Reinvestment Election shall, subject to Section 2.11(B)(c), be applied as a repayment of the principal amount of the then outstanding Term Loans.

             (k) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Loans shall be repaid in full on the respective Maturity Dates for such Loans.

             (l) Notwithstanding any provision to the contrary contained in this Agreement, but only to the extent A Term Loans remain outstanding, with respect to any mandatory repayments of B Term Loans (excluding B Term Loan Scheduled Repayments) otherwise required above pursuant to this Section 2.11(A), if on or prior to the date the respective mandatory repayment is otherwise required to be made pursuant to this Section 2.11, the Canadian Borrower has given the Administrative Agent written notification that the Canadian Borrower has elected to give each Bank with a B Term Loan the right to waive such Bank's rights to receive such repayment (the "Waivable Mandatory Repayment ), the Administrative Agent shall notify such Banks of such receipt and the amount of the repayment to be applied to each such Bank's B Term Loans. In the event any such Bank with a B Term Loan desires to waive such Bank's right to receive any such Waivable Mandatory Repayment in whole or in part, such Bank shall so advise the Administrative Agent no later than 5:00 P.M. (New York time) five Business Days after the date of such notice from the Administrative Agent which notice shall also include the amount the Bank desires to receive. If the Bank does not reply to the Administrative Agent within such five Business Day period, it will be deemed acceptance of the total payment. If the Bank does not specify an amount it wishes to receive, it will be deemed acceptance of 100% of the total payment. In the event that any such Bank waives such Bank's right to any such Waivable Mandatory Repayment, the Administrative Agent shall apply 100% of the amount so waived by such Banks to prepay the A Term Loans. Notwithstanding anything to the contrary contained above, if one or more Banks waives its right to receive all or any part of any Waivable Mandatory Repayment, but less than all the Banks holding B Term Loans waive in full their right to receive 100% of the total payment otherwise required with respect to the B Term Loans, then of the amount actually applied to the repayment of B Term Loans of Banks which have waived in part, but not in full, their right to receive 100% of such repayment, such amount shall be applied to each then outstanding Borrowing of B Term Loans on a PRO RATA basis (so that each Bank holding B Term Loans shall, after giving effect to the application of the respective repayment, maintain the same percentage (as determined for such Bank, but not the same percentage as the other Banks hold and not the same percentage held by such Bank prior to repayment) of each Borrowing of B Term Loans which remains outstanding after giving effect to such application.

             (B) APPLICATION:

             (a) Subject to Section 2.11(A)(1), each mandatory repayment of Term Loans required to be made pursuant to Section 2.11(A) (other than pursuant to clause (b), (c), (d) or (i) thereof) shall be applied (i) to repay the principal of outstanding US Term Loans, A Term Loans and B Term Loans PRO RATA based on the then outstanding principal amount of each Tranche of Term Loans, and (ii) to reduce the then remaining US Term Loan Scheduled Repayments, A Term Loan Scheduled Repayments and B Term Loan Scheduled Repayments, respectively (PRO RATA based upon the then remaining US Term Loan Scheduled Repayments, A Term Loan Scheduled Repayments or B Term Loan Scheduled Repayments after giving effect to all prior reductions thereto). Notwithstanding anything to the contrary herein contained (other than Section 2.11(B)(c)), in the event a mandatory prepayment of Term Loans is required pursuant to Section 2.11 (A)(e),
(h) or (i) as a consequence of an Asset Sale or Recovery Event involving assets of the Canadian Borrower, the proceeds of such Asset Sale or Recovery Event shall be required to be applied solely to repay A Term Loans or B Term Loans pursuant to this Section 2. 11.

             (b) With respect to each prepayment of Loans required by Section 2.11(A), the relevant Borrower may designate the Types of Loans which are to be prepaid and the specific Borrowing or Borrowings under the affected Tranche pursuant to which made, PROVIDED that (i) Euro.Dollar Loans may so be designated for prepayment pursuant to this Section 2.11 only on the last day of an Interest Period applicable thereto unless all Euro-Dollar Loans made pursuant to such Facility with Interest Periods ending on such date of required prepayment and all Base Rate Loans made pursuant to such Facility have been paid in full; (ii) if any prepayment of Euro-Dollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount for such Borrowing, such Borrowing shall be immediately converted into Base Rate Loans; and (iii) each prepayment of Revolving Loans pursuant to a Borrowing shall be applied PRO RATA among such Revolving Loans. In the absence of a designation by the relevant Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs. Notwithstanding the foregoing provisions of this Section 2.11(B), if at any time a mandatory or voluntary prepayment of Loans pursuant to Sections 2.10 or 2.11(A) above would result, after giving effect to the procedures set forth above, in a Borrower incurring breakage costs as a result of Euro-Dollar Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Euro-Dollar Loans"), then the applicable Borrower may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Euro-Dollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of the Affected Euro-Dollar Loans not immediately prepaid) to be held as security for the obligations of such Borrower hereunder pursuant to a cash collateral arrangement satisfactory to the Administrative Agent and shall provide for investments satisfactory to the Administrative Agent, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Loans that are Euro-Dollar Loans (or such earlier date or dates as shall be requested by such Borrower), to repay an aggregate principal amount of such Loans equal to the Affected Euro-Dollar Loans not initially prepaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Banks whose Loans would otherwise have been immediately prepaid with the amounts deposited and upon the taking of any action by the Administrative Agent or the Banks pursuant to the remedial provisions of
Article 7, any amounts held as cash collateral pursuant to this Section 2.11
(B)(b) shall, subject to the requirements of applicable law, be immediately applied to repay Loans.

             (c) Notwithstanding any provision to the contrary contained in this Agreement, in no event shall any mandatory prepayment pursuant to Section 2.11(A) when added to (x) all payments of principal of the A Term Loans or B Term Loans, respectively, pursuant to Section 2.10 and 2.11 and (y) all remaining A Term Loan Scheduled Repayments or B Term Loan Scheduled Repayments, respectively, required to be made pursuant to Section 2.11(A)(c) or (d) prior to the date that is five years plus one day from the Initial Borrowing Date, exceed 25% of the aggregate principal amount of A Term Loans or B Term Loans, respectively, borrowed on the Initial Borrowing Date. To the extent that this
Section 2.11(B)(c) applies, the amount of such excess shall be applied first to the other Tranche of Term Loans of the Canadian Borrower (subject to the restrictions of this clause (c)), and thereafter to repayment of US Term Loans, or, if no US Term Loans remain outstanding, pursuant to Section 2.8(B)(c).

             SECTION 2.12. GENERAL PROVISIONS AS TO PAYMENTS. (a) The Borrowers shall make each payment of principal of; and interest on, the Loans and of fees hereunder (i) not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 11.1 and (ii) without any right to set-off deduction or counterclaim by any Borrower. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of; or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of; or interest on, the Euro-Dollar Loans or Swing Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

             (b) Unless the Administrative Agent shall have received notice from any Borrower prior to the date on which any payment is due to the Banks hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that such Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

             SECTION 2.13. FUNDING LOSSES. If a Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is prepaid, converted or becomes due (pursuant to Article 2, 6 or 7 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.6(c), or if a Borrower fails to borrow, prepay or continue any Euro-Dollar Loans after notice has been given to any Bank in accordance with Section 2.2, 2.9 or 2.11 such Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including, without limitation, any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow, prepay, convert or continue, PROVIDED that such Bank shall have delivered to such Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

             SECTION 2.14. COMPUTATION OF INTEREST AND FEES. (a) Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day if and only if such payment is made in accordance with the provisions of the first sentence of Section 2.11(a)).

             (b) For purposes of the Interest Act (Canada), (i) whenever any interest or fee under this Agreement is calculated using a rate based on a year of 360 days or 365 days, as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 or 365 days, as the case may be, (y) multiplied by the actual number of days in the relevant year of calculation and
(z) divided by 360 or 365, as the case may be, (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement, and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

             SECTION 2.15. REGULATION D COMPENSATION. Each Bank may require a Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the London Interbank Offered Rate then in effect for such Loan divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) such London Interbank offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify such Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loan of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall notify such Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the EuroDollar Loans of the amount then due it under this Section.


                                   ARTICLE 2A

                                LETTERS OF CREDIT


             SECTION 2A.1. LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions set forth herein, the US Borrower may request a Letter of Credit Issuer at any time and from time to time on or after the Restatement Effective Date and prior to the Business Day immediately preceding the Initial Maturity Date to issue a standby letter of credit for the account of the US Borrower in support of L/C Supportable Obligations (each such letter of credit, a "Letter of Credit" and, collectively, the "Letters of Credit"), and subject to and upon the terms and conditions set forth herein such Letter of Credit Issuer agrees to issue from time to time, irrevocable Letters of Credit in such form as may be approved by such Letter of Credit Issuer and the Administrative Agent. Notwithstanding the foregoing, no Letter of Credit Issuer shall be under any obligation to issue any Letter of Credit if at the time of such issuance:

                         (i) any order, judgment or decree of any governmental
             authority or arbitrator shall purport by its terms to enjoin or restrain such Letter of Credit Issuer from issuing such Letter of Credit or any requirement of law applicable to such Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Letter of Credit Issuer shall prohibit, or request that such Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Letter of Credit Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Letter of Credit Issuer is not otherwise compensated) not in effect on the Restatement Effective Date, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Letter of Credit Issuer as of the Restatement Effective Date and which such Letter of Credit Issuer in good faith deems material to it;

                         (ii) such Letter of Credit Issuer shall have received
             notice from the US Borrower or the Required Banks prior to the issuance of such Letter of Credit of the type described in clause
             (v) of Section 2A. 1(b); or

                         (iii) the Administrative Agent or such Letter of Credit
             Issuer has received notice from any Bank that it does not intend to participate in such Letter of Credit pursuant to

             Section 2A. 5, or any Bank has failed to participate in any Letter of Credit issued hereunder, unless the US Borrower and such Letter of Credit Issuer shall have entered into arrangements satisfying to such Letter of Credit Issuer to eliminate the risk of such Bank's failure to participate in Letters of Credit (including cash collateralizing the amount of such Bank's obligation).

             (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued, the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of; and prior to the issuance of; the respective Letter of Credit) at such time, would exceed either (x) $25,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans and Swing Loans then outstanding, the Total Revolving Loan Commitment at such time; (ii) each Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance (although any Letter of Credit may be extendible (whether automatically or otherwise) for successive periods of up to 12 months, but not beyond the tenth Domestic Business Day preceding the Initial Maturity Date), on terms acceptable to the respective Letter of Credit Issuer and in no event shall any Letter of Credit have an expiry date occurring later than the tenth Domestic Business Day preceding the Initial Maturity Date; (iii) each Letter of Credit shall be denominated in Dollars; (iv) each Letter of Credit shall be payable only on a sight basis; and (v) no Letter of Credit Issuer shall issue any Letter of Credit after it has received written notice from the US Borrower or the Required Banks that a Default exists until such time as such Letter of Credit Issuer shall have received written notice of (x) rescission of such notice from the party or parties originally delivering the same or (y) waiver of such Default by the Required Banks.

             (c) upon the occurrence of an event giving rise to the operation of
Section 2A.1 (a)(iii), the US Borrower shall have the right, if no Default then exists, to replace such Bank (the "Replaced Bank") with one or more other Eligible Transferees (it being acknowledged that the Replaced Bank shall be under no obligation to identify or secure the commitment of such Eligible Transferee or assist in identifYing or securing the commitment of such Eligible Transferee), each of whom shall be reasonably acceptable to the Administrative Agent (collectively, the "Replacement Bank"), PROVIDED that (i) at the time of any replacement pursuant to this Section 2A. 1(c), the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 11.6(c) (and with all fees payable pursuant to Section 11.6(c) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of; and participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (I) the principal of; and all accrued interest on, all outstanding Loans of the Replaced Bank,
(II) all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (III) all accrued, but theretofore unpaid, fees to the Replaced Bank, (y) each Issuing Bank an amount equal to such Replaced Bank's Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Bank to such Issuing Bank and (c) the Swingline Bank and amount equal to such Replaced Bank's Percentage of any Swing Loan to the extent such amount was required to be but not theretofore funded by such Replaced Bank, and (ii) all obligations of the Borrowers due and owing to the Replaced Bank at such time (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreement, the payments of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the respective Borrowers, (i) the Replacement bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank and (ii) the Percentages of the Banks shall be automatically adjusted at such time to give effect to such replacement. Replacements pursuant to this Section 2A. 1(c) shall only be effected by assignments which otherwise meet the applicable requirements of Section 11.6(c).

             SECTION 2A.2. MINIMUM STATED AMOUNT. The initial Stated Amount of each Letter of Credit shall be not less than $ 100,000 or such lesser amount acceptable to the respective Letter of Credit Issuer.


             SECTION 2A.3. LETTER OF CREDIT REQUESTS: NOTICES OF ISSUANCE:
REPORTS. (a) Whenever the US Borrower desires that a Letter of Credit be issued, the US Borrower shall give the Administrative Agent and the respective Letter of Credit Issuer a written request (including by way of telecopier) prior to 12:00 P.M. (New York time) at least three Business Days (or such shorter period as may be acceptable to such Letter of Credit Issuer) prior to the proposed date (which shall be a Domestic Business Day) of issuance (each a "Letter of Credit Request"), which Letter of Credit Request shall include any other documents that such Letter of Credit Issuer customarily requires in connection therewith.


             (b) The respective Letter of Credit Issuer shall, promptly after each issuance of a Letter of Credit by it, give the Administrative Agent, each Bank and the US Borrower written notice of the issuance of such Letter of Credit, accompanied, if requested, by a copy of the Letter of Credit or Letters of Credit issued by it.


             SECTION 2A.4. AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The US Borrower hereby agrees to reimburse the respective Letter of Credit Issuer, by making payment to the Administrative Agent at the Payment Office (which funds the Administrative Agent shall promptly forward to such Letter of Credit Issuer), for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit issued by it (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") immediately after, and in any event on the date on which, the US Borrower is notified by such Letter of Credit Issuer of such payment or disbursement with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 12:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the interest rate applicable to Revolving Loans maintained as Base Rate Loans as in effect from time to time (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such notice of payment or disbursement), such interest also to be payable on demand. Each Letter of Credit Issuer shall provide the US Borrower prompt notice of any payment or disbursement made by it under any Letter of Credit issued by it, although the failure of; or delay in, giving any such notice shall not release or diminish the obligations of the US Borrower under this Section 2A.4(a) or under any other Section of this Agreement.

             (b) The US Borrower's obligation under this Section 2A.4 to reimburse the respective Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the US Borrower may have or have had against such Letter of Credit Issuer, the Administrative Agent or any BanK including, without limitation, any defense based upon the failure of any payment under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such payment; PROVIDED, HOWEVER, that the US Borrower shall not be obligated to reimburse any Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence (as determined by a court of competent jurisdiction) on the part of such Letter of Credit Issuer.

             SECTION 2A.5. LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by any Letter of Credit Issuer of a Letter of Credit, such Letter of Credit Issuer shall be deemed to have sold and transferred to each other Bank with a Revolving Loan Commitment, and each such Bank (each an "L/C Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Bank's Percentage, in such Letter of Credit, each substitute letter of credit, each payment made thereunder and the obligations of the US Borrower under this Agreement with respect thereto (although the Letter of Credit Fee shall be payable directly to the Administrative Agent for the account of the Banks as provided in Section 2.7(b) and the L/C Participants shall have no right to receive any portion of any Fronting Fees) and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or percentages of the Banks with Revolving Loan Commitments pursuant to Section 11.6(c), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this
Section 2A.5 to reflect the new percentages of the assigning and assignee Bank or of all Banks with Revolving Loan Commitments, as the case may be.

             (b) In determining whether to pay under any Letter of Credit, the respective Letter of Credit Issuer shall not have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Letter of Credit Issuer under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction) shall not create for such Letter of Credit Issuer any resulting liability.

             (c) In the event that the respective Letter of Credit Issuer makes any payment under any Letter of Credit and the US Borrower shall not have reimbursed such amount in full to such Letter of Credit Issuer pursuant to
Section 2A.4(a), such Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each L/C Participant of such failure, and each L/C Participant shall promptly and unconditionally pay to the Administrative Agent for the account of such Letter of Credit Issuer, the amount of such L/C Participant's Percentage of such payment in Dollars and in same day funds; PROVIDED, HOWEVER, that no L/C Participant shall be obligated to pay to the Administrative Agent its Percentage of such unreimbursed amount for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence (as determined by a court of competent jurisdiction) on the part of such Letter of Credit Issuer. If the Administrative Agent so notifies any L/C Participant required to fund an Unpaid Drawing under a Letter of Credit prior to 11:00 A.M. (New York time) on any Business Day, such L/C Participant shall make available to the Administrative Agent for the account of the respective Letter of Credit Issuer (which funds the Administrative Agent shall promptly forward to the Letter of Credit Issuer) such Participant's Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such L/C Participant shall not have so made its Percentage of the amount of such Unpaid Drawing available to the Administrative Agent for the account of such Letter of Credit Issuer, such L/C Participant agrees to pay to the Administrative Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of such Letter of Credit Issuer at the overnight Federal Funds Effective Rate. The failure of any L/C Participant to make available to the Administrative Agent for the account of the respective Letter of Credit Issuer its percentage of any Unpaid Drawing under any Letter of Credit shall not relieve any other L/C Participant of its obligation hereunder to make available to the Administrative Agent for the account of the respective Letter of Credit Issuer its Percentage of any payment under any Letter of Credit on the date required, as specified above, but no L/C Participant shall be responsible for the failure of any other L/C Participant to make available to the Administrative Agent for the account of such Letter of Credit Issuer such other L/C Participant's Percentage of any such payment.


             (d) Whenever the respective Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of such Letter of Credit Issuer any payments from the L/C Participants pursuant to clause (c) above, such Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each L/C Participant which has paid its Percentage thereof; in US Dollars, and in same day funds, -an amount equal to such L/C Participant's Percentage of the principal amount thereof and interest thereon accruing at the overnight Federal Funds Effective Rate after the purchase of the respective participations.


             (e) The obligations of the L/C Participants to make payments to the Administrative Agent for the account of the respective Letter of Credit Issuer with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever (PROVIDED that no L/C Participant shall be required to make payments resulting from the Letter of Credit Issuer's gross negligence or willful misconduct (as determined by a court of competent jurisdiction) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                         (i) any lack of validity or enforceability of this
             Agreement or any of the other Credit Documents;

                         (ii) the existence of any claim, set-off defense or
             other right which the US Borrower or any of it Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the respective Letter of Credit Issuer, any Bank or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the US Borrower or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);

                         (iii) any draft, certificate or other document
             presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                         (iv) the surrender or impairment of any security for
             the performance or observance of any of the terms of any of the Credit Documents; or

                         (v) the occurrence of any Default.

             (f) To the extent the respective Letter of Credit Issuer is not indemnified for same by the US Borrower, the L/C Participants will reimburse and indemnify the Letter of Credit Issuer, in proportion to their respective Percentages, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Letter of Credit Issuer in performing its respective duties in any way relating to or arising out of its issuance of Letters of Credit; PROVIDED that no L/C Participant shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Letter of Credit Issuer's gross negligence or willful misconduct (as determined by a court of competent jurisdiction).

             SECTION 2A.6. INCREASED COSTS. If at any time after the Restatement Effective Date, the adoption or effectiveness of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof; or compliance by the respective Letter of Credit Issuer or any Bank with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such Bank's participation therein, or (ii) shall impose on such Letter of Credit Issuer or any Bank any other conditions affecting this Agreement, any Letter of Credit or such Bank's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Bank of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Bank hereunder (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges), then, upon demand to the US Borrower by such Letter of Credit Issuer or such Bank (a copy of which notice shall be sent by such Letter of Credit Issuer or such Bank to the Administrative Agent), the US Borrower shall pay to such Letter of Credit Issuer or such Bank such additional amount or amounts as will compensate such Letter of Credit Issuer or such Bank for such increased cost or reduction. A certificate submitted to the US Borrower by the respective Letter of Credit Issuer or such Bank, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Bank to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate such Letter of Credit Issuer or such Bank shall be conclusive and binding on the US Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish any of the US Borrower's obligations to pay additional amounts pursuant to this Section 2A.6 upon the subsequent receipt thereof.


                                    ARTICLE 3

                                   CONDITIONS

             SECTION 3.1. EFFECTIVENESS. The Restatement Effective Date shall occur upon receipt by the Administrative Agent of the following documents:

          (a) opinions of Caroly Melvin, Esq., general counsel and Secretary of the Credit Parties, Arter & Hadden, counsel for the Credit Parties and Fasken Campbell Godfrey, Canadian counsel to the Credit Parties, each in a form reasonably acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent or the Required Banks may reasonably request;


          (b) all documents the Administrative Agent may reasonably request relating to (i) in the case of each Credit Party which is a party hereto, the corporate authority for and the validity of this Agreement and (ii) in the case of HSI and its Subsidiaries, (x) the corporate existence of HSI and its Subsidiaries and (y)the corporate authority for and the validity of the Pledge Agreement and the Security Agreement and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;

          (c) copies of (x) this Agreement executed by each of the Borrowers, each Guarantor and each of the Banks and (y) the Subsidiary Assumption Agreement executed by HSI and its Subsidiaries;

          (d) all filings (including, without limitation, pursuant to the Uniform Commercial Code) and recordings shall have been accomplished with respect to the Security Agreement in such jurisdictions as may be required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges, liens and security interests of the Collateral Agent in the Assigned Collateral covered by the Security Agreement and any giving of notice or the taking of any other action to such end (whether similar or dissimilar) required by law shall have been given or taken. On or prior to the Closing Date, the Agent and the Collateral Agent shall have received satisfactory evidence as to any such filing, recording, registration, giving of notice or other action so taken or made;

          (e) the Administrative Agent shall have received the full amount of the fees due from the Borrowers pursuant to Section 2.7;

          (f) the Administrative Agent shall have received fully executed copies of the Acquisition Documents;

          (g) the Administrative Agent shall have received fully executed copies of the License Agreements;

          (h) the Administrative Agent shall have received fully executed copies of the Subordinated Note and the WCAS Subordinated Note;

          (i) the Administrative Agent shall have received fully executed copies of the Equity Issuance Documents; and

          (j) the Administrative Agent shall have received insurance certificates complying with the requirements of Section 6.3 for the business and properties of the Borrowers and their Subsidiaries naming the Collateral Agent as an additional insured and loss payee (except that, in the case of insurance policies covering property of the Canadian Borrower, the Collateral Agent shall not be named as an additional insured or loss payee) and stating that such insurance shall not be canceled without 30 days prior written notice to the Collateral Agent.

             The Administrative Agent shall promptly notify the Borrowers and the Banks of the Restatement Effective Date, and such notice shall be conclusive and binding on all parties hereto.

             SECTION 3.2. EACH BORROWING. The occurrence of the Initial Borrowing Date and the obligation of the Banks to make each Loan hereunder (including Loans made on the Initial Borrowing Date) is subject at the time of such Loan to the satisfaction of the following conditions:

          (a) the fact that the Restatement Effective Date shall have occurred;

          (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.2;

          (c) the fact that, immediately after any Borrowing of Loans, the aggregate principal amount of all Loans of a particular Tranche made hereunder will not exceed the aggregate amount of the Commitments in effect with respect to such Tranche (or, in the case of Term Loans, the respective Commitment with respect to such Tranche of Term Loans immediately prior to giving effect to the reduction of the Commitments pursuant to Section 2.8(B)(a));

          (d) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

          (e) the fact that the representations and warranties of the Credit Parties contained in this Agreement shall be true and correct on and as of the date of such Borrowing;

          (f) with respect to the transactions contemplated by the Credit Agreement, the Pledge Agreements, the Security Agreement and the Canadian Security Documents, each Credit Party shall have obtained any necessary consents, waivers, approvals, authorizations, registrations, filings, licenses and notifications (including, if necessary, qualifying to do business in, and qualifying under the applicable consumer laws of; each jurisdiction where the applicable party is then doing business, or is in the process of obtaining such qualification in each jurisdiction where the applicable party is expected to be doing business utilizing the proceeds of such Loan) and the same shall be in full force and effect; and

          (g) The Security Documents shall be in full force and effect, the Collateral Agent shall have a first priority perfected security interest in all assets of the Borrowers and their respective Subsidiaries purported to be covered thereby, and all filings (including, without limitation, pursuant to the Uniform Commercial Code or foreign equivalent) and recordings shall have been accomplished with respect to the Security Agreement and the Canadian Security Documents in such jurisdictions as may be required by law to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges, liens and security interests of the Collateral Agent in the Assigned Collateral covered by the Security Agreement and the Canadian Security Documents (except, in respect of the Canadian Security Documents, such filings with (x) Canadian trademark authorities to the extent the filing thereof is separately contemplated by the undertaking dated the Original Effective Date) and (y) land registry offices in connection with leased premises with respect to which landlord consent has not been obtained) and any giving of notice or the taking of any other action to such end (whether similar or dissimilar) required by law shall have been given or taken. The Administrative Agent and the Collateral Agent shall have received satisfactory evidence as to any such filing, recording, registration, giving of notice or other action so taken or made.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the respective Borrowers on the date of such Borrowing as to the facts specified in clauses (c), (d), (e), (g) and (f) of this Section.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

             The Borrowers represent and warrant, in each case after giving effect to the Acquisitions, that:

             SECTION 4.1. CORPORATE EXISTENCE AND POWER. Each Credit Party is a corporation, duly organized and validly existing and, where applicable, in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             SECTION 4.2. CORPORATE AND GOVERNMENTAL AUTHORIZATION: NO CONTRAVENTION. The execution, delivery and performance by each Credit Party of the Credit Documents to which it is a party are within the corporate powers of such Credit Party, have been duly authorized by all necessary corporate action, require no action by or in respect of; or filing with, any governmental body, agency or official (other than a filing with the Canadian Federal Government in connection with the change of control of LMG, which filing has been made) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of association, the organizational certificate or bylaws of such Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrowers or any of their Subsidiaries or result in the creation or imposition of any Lien on any asset of either Borrower or any of their Subsidiaries (other than Liens granted pursuant hereto).

             SECTION 4.3. BINDING: EFFECT. This Agreement and the other Credit Documents constitute valid and binding agreements of the Borrowers and each other Credit Party which is a party thereto, and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the respective Borrower, in each case enforceable in accordance with its terms.

             SECTION 4.4. FINANCIAL INFORMATION. (a) The consolidated balance sheet of the US Borrower and its Consolidated Subsidiaries as of February 1, 1998 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, reported on by Deloitte & Touche LLP, a copy of which has been delivered to each of the Banks, fairly present the consolidated financial position of the US Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year. The consolidated balance sheet of Loyalty and its Consolidated Subsidiaries as of April 30, 1998 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, reported on by Ernst & Young, a copy of which has been delivered to each of the Banks, fairly present the consolidated financial position of Loyalty and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year. The consolidated balance sheet of Harmonic and its Consolidated Subsidiaries as of December 31, 1997 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, reported on by Ernst & Young LLP, a copy of which has been delivered to each of the Banks, fairly present the consolidated financial position of Harmonic and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

             (b) The unaudited consolidated and consolidating balance sheets of the US Borrower and its Consolidated Subsidiaries and the related unaudited consolidated statements of income, retained earnings and cash flows, each for the six months ended August 1, 1998, a copy of which has been delivered to each of the Banks, fairly present the consolidated financial position of the US Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three month period (subject to normal year-end adjustments).

             (c) Since February 1, 1998 there has been no material adverse change in the business, financial position, results of operations or prospects of the US Borrower and its Consolidated Subsidiaries, considered as a whole (after giving effect to the Acquisitions).

             (d) On and as of the Restatement Effective Date, (a) the sum of the assets, at a fair valuation, of each of the Borrowers on a stand alone basis and of the US Borrower and its Subsidiaries taken as a whole will exceed its debts;
(b) each of the Borrowers on a stand alone basis and the US Borrower and its Subsidiaries taken as a whole has not incurred and does not intend to incur debts beyond their ability to pay such debts as such debts mature; and (c) each of the Borrowers on a stand alone basis and the US Borrower and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this Section 4.4(d), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

             (e) Except as fully disclosed in the financial statements delivered pursuant to Section 4.4(a) there were as of the Restatement Effective Date no liabilities or obligations with respect to the US Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to have a material and adverse effect on either Borrower or the US Borrower and its Subsidiaries taken as a whole. As of the Restatement Effective Date, neither Borrower knows of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 4.4(a) which, either individually or in the aggregate, could reasonably be expected to be material to either Borrower or the U.S. Borrower and its Subsidiaries taken as a whole.

             (f) On and as of the Restatement Effective Date, the Projections delivered to the Administrative Agent and the Banks prior to the Restatement Effective Date have been prepared in good faith and are based on reasonable assumptions. On the Restatement Effective Date, the Borrowers believe that the Projections are reasonable and attainable, it being understood that the Projections include assumptions as to future events that are not to be viewed as facts and that actual results may differ from the projected results and such differences may be material.

             SECTION 4.5. LITIGATION. There is no action, suit or proceeding pending against, or to the knowledge of either Borrower threatened against or affecting, either Borrower or any of their respective Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of either Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of any Credit Document.

             SECTION 4.6. COMPLIANCE WITH ERISA. (a) To the best of the Borrowers' knowledge, after reasonable investigation, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a Liability to the PBGC for premiums under Section 4007 of ERISA.

             (b) To the best of the Borrowers' knowledge, each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All material contributions required to be made with respect to a Foreign Pension Plan have been timely made. Neither the Borrowers nor any of their Subsidiaries has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The Borrowers and their Subsidiaries do not maintain or contribute to any Foreign Pension Plan the obligations with respect to which could reasonably be expected to have a material adverse effect on the ability of either Borrower or either Borrower and its Subsidiaries taken as a whole to perform their obligations under the Credit Documents.

             SECTION 4.7. ENVIRONMENTAL MATTERS. To the best of the Borrowers' knowledge, after reasonable investigation, each of the Borrowers and their Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on itsbusiness as now being or as proposed to be conducted. Each of such permits, licenses and authorizations is in full force and effect and each of the Borrowers and their Subsidiaries is in material compliance with the terms and conditions thereof; and is also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder. In addition, no notice, notification, demand, request for information, citations, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by either Borrower or any of their Subsidiaries to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of either Borrower or any of their Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any release of any Hazardous Substance generated or handled by either Borrower or any of their Subsidiaries. There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of either Borrower or any of their Subsidiaries in relation to any site or facility now or previously owned, operated or leased by either Borrower or any of their Subsidiaries which have not been made available to the Administrative Agent and the Banks.

             SECTION 4.8. TAXES. Each Borrower and its Subsidiaries have filed all United States Federal and Canadian income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by such Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrowers and their Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the respective Borrowers, adequate.

             SECTION 4.9. SUBSIDIARIES. Each of the Borrowers' corporate Subsidiaries, if any, is a corporation duly incorporated, validly existing and, where applicable, and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             SECTION 4.10. REGULATORY RESTRICTIONS ON BORROWING. Neither Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

             SECTION 4.11. FULL DISCLOSURE. All information heretofore furnished by either Borrower to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by either Borrower to the Administrative Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified. Each Borrower has disclosed to the Banks in writing any and all facts which materially and adversely affect or may affect (to the extent such Borrower can now reasonably foresee), the business, operations or financial condition of such Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of such Borrower to perform its obligations under this Agreement or the other Credit Documents.

             SECTION 4.12. INTELLECTUAL PROPERTY. The US Borrower and its Subsidiaries own or have the exclusive right in the United States and Canada to use and to license the patents, trade names, registered or unregistered trademarks, registered or unregistered service marks, and registered copyrights, all pending applications therefor and all know-how required to operate their respective businesses (collectively, the "Intellectual Property"), and each item constituting part of the Intellectual Property has been duly registered with, filed with or issued by, as the case may be, the appropriate authorities in the United States and Canada and, to the knowledge of the Credit Parties, such registrations, filings and issuances remain in full force and effect. To the knowledge of the Credit Parties, there are no infringements of any proprietary rights (including, without limitation, the Intellectual Property, the License Agreements and any inventions and know-how owned or licensed by the US Borrower or its Subsidiaries) owned or licensed by the US Borrower or its Subsidiaries which could reasonably be expected to have a material adverse effect on the business, property, assets, liabilities, condition (financial or otherwise) or prospects of either Borrower taken individually or the US Borrower and its Subsidiaries taken as a whole. To the knowledge of the Credit Parties, the trademarks, service marks and trade names owned or licensed by the US Borrower or its Subsidiaries are enforceable by such entities and all patents (if any) comprising the Intellectual Property are believed valid and enforceable by the Credit Parties. No consent of third parties will be required for the use of any Intellectual Property as a consequence of the consummation of the transactions contemplated hereby. To the knowledge of any Credit Party, no claims are currently being asserted by any Person to the use of any of the Intellectual Property or challenging or questioning the validity or effectiveness of any License Agreement, and the use of the Intellectual Property by the US Borrower or any of its Subsidiaries does not infringe on the rights of any Person and no suits or proceedings are pending or threatened against the Seller, the US Borrower or any of their respective Subsidiaries with respect to the foregoing; and (ii) no claims are currently being asserted, and no conditions exist upon which such claims could be based, that the US Borrower or any of its Subsidiaries is in default or is not in full compliance with any License Agreement.

             SECTION 4.13. YEAR 2000 COMPLIANCE. (a) The US Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the Year 2000 Problem, (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented such plan in accordance with such timetable. The US Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have material adverse effect on the business, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Consolidated Subsidiaries, taken as a whole, or on the ability of the Borrowers to perform their respective obligations under the Credit Documents.


                                    ARTICLE 5

                REPRESENTATIONS AND WARRANTIES OF EACH GUARANTOR

             Each Guarantor represents and warrants for itself that:

             SECTION 5.1. CORPORATE EXISTENCE AND POWER. The applicable Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             SECTION 5.2. CORPORATE AND GOVERNMENTAL AUTHORIZATION: NO CONTRAVENTION. The execution, delivery and performance by the applicable Guarantor of this Agreement and each other Credit Document to which it is a party is within the corporate powers of the applicable Guarantor, have been duly authorized by all necessary corporate action, require no action by or in respect of; or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the applicable Guarantor or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the applicable Guarantor or any of its Subsidiaries (other than Liens granted pursuant hereto).

             SECTION 5.3. BINDING: EFFECT. This Agreement and each other Credit Document to which it is a party constitutes a valid and binding agreement of the applicable Guarantor enforceable in accordance with its terms.

             SECTION 5.4. FINANCIAL INFORMATION. (a) The unaudited consolidated balance sheets of the applicable Guarantor and its Consolidated Subsidiaries and the related unaudited consolidated statements of income, changes in common stockholders' equity and cash flows, each for the six months ended August 1, 1998, a copy of which has been delivered to each of the Banks, fairly present the consolidated financial position of the applicable Guarantor and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three-month period (subject to normal year-end adjustments).

             (b) Since the end of the fiscal quarter ending August 1, 1998 there has been no material adverse change in the business, financial position, results of operations or prospects of the applicable Guarantor and its Consolidated Subsidiaries, considered as a whole.

             SECTION 5.5. LITIGATION. There is no action, suit or proceeding pending against, or to the knowledge of the applicable Guarantor threatened against or affecting, the applicable Guarantor or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the applicable Guarantor and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

             SECTION 5.6. COMPLIANCE WITH ERISA. To the best of the applicable Guarantor's knowledge, after reasonable investigation, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

             SECTION 5.7. ENVIRONMENTAL MATTERS. Each of the applicable Guarantor and its Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted. Each of such permits, licenses and authorizations is in full force and effect and each of the applicable Guarantor and its Subsidiaries is in material compliance with the terms and conditions thereof; and is also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder. In addition, no notice, notification, demand, request for information, citations, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by the applicable Guarantor or any of its Subsidiaries to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of the applicable Guarantor or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any release of any Hazardous Substance generated or handled by the applicable Guarantor or any of its Subsidiaries. There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of the applicable Guarantor or any of its Subsidiaries in relation to any site or facility now or previously owned, operated or leased by the applicable Guarantor or any of its Subsidiaries which have not been made available to the Administrative Agent and the Banks.

             SECTION 5.8. TAXES. The applicable Guarantor and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the applicable Guarantor or any Subsidiary. The charges, accruals and reserves on the books of the applicable Guarantor and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the applicable Guarantor, adequate.

             SECTION 5.9. SUBSIDIARIES. Each of the applicable Guarantor's corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             SECTION 5.10. REGULATORY RESTRICTIONS ON BORROWING. The applicable Guarantor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

             SECTION 5.11. FULL DISCLOSURE. All information heretofore furnished by the applicable Guarantor to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the applicable Guarantor to the Administrative Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified. The applicable Guarantor has disclosed to the Banks in writing any and all facts which materially and adversely affect or may affect (to the extent the applicable Guarantor can now reasonably foresee), the business, operations or financial condition of the applicable Guarantor and its Consolidated Subsidiaries, taken as a whole, or the ability of the applicable Guarantor to perform its obligations under this Agreement.


                                    ARTICLE 6

                                    COVENANTS


             The Borrowers and each Guarantor, as the case may be, agree that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid or any Letter of Credit remains outstanding:

             SECTION 6.1. INFORMATION. The US Borrower will deliver to each of the Banks:

          (a) as soon as available and in any event within 90 days after the end of each fiscal year of the US Borrower, consolidated and consolidating balance sheets of the US Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidating statements of income cash flows, changes in common stockholders' equity and retained earnings, each for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year and certified by Deloitte & Touche LLP or another independent public accounting firm of nationally recognized standing;

          (b) as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of the US Borrower, consolidated and consolidating balance sheets of the US Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated and consolidating statements of income, changes in common stockholders' equity and cash flows for such quarter and for the portion of the US Borrower's fiscal year ended at the end of such quarter, setting forth in each case, in comparative form the figures for the corresponding quarter and the corresponding portion of the US Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the treasurer or chief financial officer of the US Borrower;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, (x) a certificate of the treasurer or chief financial officer of the US Borrower, (i) setting forth in reasonable detail the calculations required to establish whether the US Borrower was in compliance with the requirements of Sections 6. 11, 6.12, 6.13, 6.14, 6.15 and 6.17 on the date of such financial statements,
     (ii) comparing
     such results to the comparable period of the prior fiscal year and the budgeted figures previously delivered for such period and (iii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the US Borrower is taking or proposes to take with respect thereto and (y) management's discussion and analysis of the important operational and financial developments during such quarterly and year-to-date periods;

          (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the accounting firm which reported on such statements (i) as to whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

          (e) within 45 days of the end of each fiscal year of the US Borrower, a budget in form reasonably satisfactory to the Administrative Agent (including budgeted statements of income and balance sheets) prepared by the US Borrower for each of the four quarters of such fiscal year, accompanied by a statement of the treasurer or chief financial officer of the US Borrower to the effect that, to the best of such officer's knowledge, the budget is a reasonable estimate for the period covered thereby;

          (f) within five days after any officer of any Credit Party obtains knowledge of any Default, if such Default is then continuing, a certificate of the treasurer or chief financial officer of the US Borrower setting forth the details thereof and the action which the US Borrower or such Credit Party is taking or proposes to take with respect thereto;

          (g) following any public equity offering consummated on or after the Original Effective Date promptly upon the mailing thereof to the shareholder:: of the US Borrower or any other Credit Party, as the case may be, copies of all financial statements, reports and proxy statements so mailed;

          (h) promptly upon the filing thereof; copies of all registration statements (other than the exhibits thereto and any registration statements on Form 5-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the US Borrower or any other Credit Party shall have filed with the Securities and Exchange Commission;

          (i) immediately upon discovery of the fact that any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section

     4007 of ERISA) in respect of; or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC;
     (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan, Foreign Pension Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan, Foreign Pension Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the treasurer of the US Borrower setting forth details as to such occurrence and action, if any, which the US Borrower, the applicable Credit Party or the applicable member of the ERISA Group is required or proposes to take; and

          (j) from time to time such additional information regarding the financial position or business of the Credit Parties and their Subsidiaries as the Administrative Agent, at the request of any Bank may reasonably request.


             SECTION 6.2. PAYMENT OF OBLIGATIONS. Each Credit Party will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

             SECTION 6.3. MAINTENANCE OF PROPERTY: INSURANCE. (a) Each Credit Party will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.


             (b) Each Credit Party will, and will cause each Subsidiary to, maintain (either in the name of the US Borrower or in its own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts, against at least such risks and with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business and will furnish to the Banks, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried.

             (c) Each Credit party will at all times keep its property insured, with the Collateral Agent named as additional insured and loss payee (except that in the case of insurance policies covering property of the Canadian Borrower, the Collateral Agent shall not be named as an additional insured or loss payee) and all policies or certificates shall name the Collateral Agent as such (except that in the case of insurance policies covering property of the Canadian Borrower, the Collateral Agent shall not be named as an additional insured or loss payee) and state that such insurance policy may not be canceled without at least 30 days' prior written notice to the Collateral Agent (or such shorter period as a particular insurance company policy generally provides).

             SECTION 6.4. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Each Credit Party will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by such Credit Party, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; PROVIDED, that nothing in this Section 6.4 shall prohibit (i) a merger or consolidation which is otherwise permitted by Section 6.7 or (ii) the termination of the corporate existence of any Subsidiary if the US Borrower in good faith determine that such termination is in the best interest of the Borrowers and is not materially disadvantageous to the Banks.

             SECTION 6.5. COMPLIANCE WITH LAWS. Each Credit Party will comply, and cause each Subsidiary to comply, in all respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except (i) where the necessity of compliance therewith is contested in good faith by appropriate proceedings or (ii) to the extent that failure to comply therewith would not have a material adverse effect on (a) the property, business, operations, financial condition, prospects, liabilities or capitalization of any Credit Party and its Subsidiaries taken as a whole, (b)the ability of any Credit Party to perform its obligations under any of the Credit Documents to which it is a party, (c) the validity or enforceability of any of the Credit Documents, (d) the rights and remedies of the Banks and the Administrative Agent under any of the Credit Documents or (e) the timely payment of the principal of or interest on the Loans or the payment obligations of the Credit Parties under the Credit Documents.

             SECTION 6.6. INSPECTION OF PROPERTY. BOOKS AND RECORDS. The Credit Parties will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank, at such Bank's expense, to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

             SECTION 6.7. MERGERS AND SALES OF ASSETS. The Credit Parties will not (x) consolidate or merge with or into any other Person or (y) sell, lease or otherwise transfer, directly or indirectly, any substantial part of the assets of any Credit Party and its Subsidiaries, taken as a whole, to any other Person; except that the following shall be permitted: (a) (i) the Acquisitions, (ii) any Credit Party other than the Canadian Borrower may merge with the US Borrower or another Guarantor if after giving effect to such merger, no Default shall have occurred and be continuing and (iii) any Person may be merged with or into any Credit Party pursuant to an acquisition permitted by Section 6.22(b), provided that such Credit Party is the surviving corporation of such merger, (b) the sale of credit card receivables pursuant to (i) securitizations of such credit card receivables and (ii) the deferred billing program associated with Brylane, L.P. and (c) assets sold and leased back in the normal course of the Borrowers' business.

             SECTION 6.8. USE OF PROCEEDS. The proceeds of the Revolving Loans made under this Agreement will be used by the US Borrower to finance the general corporate and working capital needs of the US Borrower and its Subsidiaries. None of the proceeds of any Loan made hereunder will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

             SECTION 6.9. NEGATIVE PLEDGE. Neither a Credit Party nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

          (a) Liens pursuant to the Security Documents;


          (b) Liens existing on the Original Effective Date securing Debt outstanding on the Original Effective Date in an aggregate principal or face amount not exceeding $5,000,000;


          (c) any Lien existing on any asset of any person at the time such person becomes a Subsidiary and not created in contemplation of such event;


          (d) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches only to such asset acquired and attaches concurrently with or within 90 days after the acquisition thereof;


          (e) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into a Credit Party or its Subsidiary and not created in contemplation of such event, so long as such Lien does not attach to any other asset of such Credit Party or its Subsidiaries;


          (f) any Lien existing on any asset prior to the acquisition thereof by a Credit Party or a Subsidiary and not created in contemplation of such acquisition;


          (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that the amount of such Debt is not increased and is not secured by any additional assets;

          (h) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives obligations, (ii) do not secure any obligation in an amount exceeding $5,000,000 (iii) do not in the aggregate materially detract from the value of the assets secured or materially impair the use thereof in the operation of such Credit Party or Subsidiary's business;

          (i) any Lien on any credit card receivable subject to a sale of credit card receivables pursuant to securitizations of such credit card receivables.

          (j) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal or face amount at any date not to exceed 2% of Consolidated Net Worth of the US Borrower; and

             SECTION 6.10. END OF FISCAL YEARS AND FISCAL QUARTERS. The US Borrower shall and shall cause each of its Subsidiaries' fiscal years to end on the Saturday closest to January 31 and its and each of its Subsidiaries' fiscal quarters to end on quarterly dates consistent with such fiscal year end and in accordance with past practice, PROVIDED that a one time adjustment of such dates shall be permitted so long as the financial calculations made during any period which includes the quarterly period of such adjustment shall be adjusted accordingly in a manner reasonably acceptable to the US Borrower and the Administrative Agent.

             SECTION 6.11. MINIMUM CONSOLIDATED EBITDA. The US Borrower will not permit its Consolidated EBITDA for any four fiscal quarter period of the US Borrower, determined on the last day of each fiscal quarter below, to be less than the respective amount set forth opposite such fiscal quarter below:


   Fiscal Quarter Ended Closest to                   Minimum Consolidated EBITDA

             October 31, 1998                                 $60,000,000

             January 31, 1999                                 $60,000,000
             April 30, 1999                                   $70,000,000
             July 31, 1999                                    $70,000,000
             October 31, 1999                                 $75,000,000

             January 31, 2000                                 $75,000,000
             April 30, 2000                                   $90,000,000
             July 31, 2000                                    $90,000,000
             October 31, 2000                                 $105,000,000

             January 31, 2001                                 $103,000,000
             April 30, 2001                                   $115,000,000
             July 31, 2001                                    $115,000,000
             October 31, 2001                                 $125,000,000

             January 31, 2002                                 $125,000,000
             April 30, 2002                                   $125,000,000
             July 31,2002                                     $125,000,000
             October 31, 2002                                 $125,000,000

             January 31, 2003                                 $125,000,000
             April 30, 2003                                   $125,000,000
             July 31, 2003                                    $125,000,000
             October 31, 2003                                 $125,000,000



                                      -60-

             Fiscal Quarter Ended Closest To                  Ratio

             January 31, 2004                                 $125,000,000
             April 30, 2004                                   $125,000,000
             July 31, 2004                                    $125,000,000
             October 31, 2004                                 $125,000,000

             January 31, 2005                                 $125,000,000
             April 30, 2005                                   $125,000,000
             Thereafter                                       $125,000,000


             SECTION 6. 12. LEVERAGE RATIO. The US Borrower shall not permit its Leverage Ratio at any time to exceed the ration set forth below opposite such fiscal quarter below:


             Fiscal Quarter Ended Closest To                  Ratio
             -------------------------------                  -----

             October 31, 1998                                 6.25:1.0

             January 31, 1999                                 6.25:1.0
             April 30, 1999                                   5.25:1.0
             July 31, 1999                                    5.25:1.0
             October 31, 1999                                 5.25:1.0

             January 31, 2000                                 5.25:1.0
             April 30, 2000                                   4.00:1.0
             July 31, 2000                                    4.00:1.0
             October 31, 2000                                 4.00:1.0

             January 31, 2001                                 4.00:1.0
             April 30, 2001                                   3.00:1.0
             July 31, 2001                                    3.00:1.0
             October 31,2001                                  3.00:1.0

             January 31, 2002                                 3.00:1.0
             April 30, 2002                                   2.5:1.0
             July 31, 2002                                    2.5:1.0
             October 31, 2002                                 2.5:1.0

             January 31, 2003                                 2.5:1.0
             April 30, 2003                                   2.5:1.0
             July 31, 2003                                    2.5:1.0
             October 31, 2003                                 2.5:1.0

             January 31, 2004                                 2.5:1.0


                                       -61-

             Fiscal Quarter Ended Closest To                  Ratio
             -------------------------------                  -----

             April 30, 2004                                   2.5:1.0
             July 31, 2004                                    2.5:1.0
             October 31, 2004                                 2.5:1.0
             January 31, 2005                                 2.5:1.0
             April 30, 2005                                   2.5:l.0
             Thereafter                                       2.5:1.0


             SECTION 6.13. ADJUSTED CONSOLIDATED NET WORTH. Adjusted Consolidated Net Worth of the US Borrower will at no time be less than the sum of (i) $250,000,000, plus (ii) an amount equal to 50% of the amount by which the Borrower's Consolidated Net Income (determined at the end of each fiscal quarter) exceeds zero, plus (iii) 100% if any proceeds from equity issuances of capital stock of the US Borrower.

             SECTION 6.14. CAPITALIZATION OF INSURED SUBSIDIARIES. The US Borrower shall, at all times, cause all Insured Subsidiaries to be "well capitalized" within the meaning of 12 C.F.R. 208.33(b)(1) or any successor regulation and such Insured Subsidiaries at no time be reclassified by any relevant agency as anything other than "well capitalized".

             SECTION 6.15. DELINQUENCY RATIO. The US Borrower shall not permit the average of the Delinquency Ratios for WFNB for the most recently ended three consecutive calendar months to exceed 4.5%.

             SECTION 6.16. DEBT LIMITATION. The US Borrower shall not, and shall not permit any of its Subsidiaries, whether now existing or created in the future, to create or retain any Debt other than (i) any Debt created or retained by the US Borrower or such Subsidiary on or before May 2, 1998, (ii) any Debt created or retained by the US Borrower or such Subsidiary in connection with the funds made available to the Borrowers pursuant to this Agreement (including any intercompany loans of such funds), PROVIDED that such loans made by the US Borrower and its Subsidiaries to (x) the Canadian Borrower shall not exceed $20,000,000 and (y) ADSNZ shall not exceed $1,500,000 in aggregate principal amount outstanding at any time, and all such loans from the US Borrower to WFNB shall be made pursuant to and evidenced by the WFNB Note, (iii) issuances by WFNB of certificates of deposit to the extent no Default results therefrom pursuant to the other covenants contained in this Article 6, (iv) intercompany loans not otherwise permitted by clause (ii) of this Section 6.16 made by the US Borrower to ADSI and WFNB, PROVIDED that any such intercompany loans to WFNB shall be made pursuant to and evidenced by the WFNB Note, (v) Debt consisting of amounts in excess of $100,000,000 owing to Brylane, L.C. pursuant to the US Borrower's deferred payment plan with Brylane, L.C. as in effect on the Original Effective Date, (vi) Debt of the US Borrower outstanding pursuant to the WCAS Subordinated Note in an aggregate principal amount not to exceed $52,000,000, less all repayments of principal thereof and (vii) other unsecured Debt of the US Borrower and/or its Subsidiaries not to exceed $10,000,000 in the aggregate outstanding at any time. Notwithstanding anything to the contrary above in this
Section 6.16, the US Borrower may, subject to the applicability of the other covenants contained in this Agreement, issue Permitted Subordinated Debt.

             SECTION 6.17. INTEREST COVERAGE RATIO. As of the last day of each fiscal quarter of the US Borrower, the Interest Coverage Ratio of the US Borrower, determined on a rolling four quarter basis, will not be less than the ratio set forth below opposite such fiscal quarter below:


                Fiscal Quarter Ended Closest to                  Ratio
                -------------------------------                  -----

                October 31, 1998                                 2.00:1.0

                January 31, 1999                                 2.00:1.0
                April 30, 1999                                   2.25:1.0
                July 31, 1999                                    2.25:1.0
                October 31, 1999                                 2.50:1.0

                January 31, 2000                                 2.50:1.0
                April 30, 2000                                   3.00:1.0
                July 31, 2000                                    3.00:1.0
                October 31,2000                                  3.75:1.0

                January 31, 2001                                 3.75:1.0
                April 30, 2001                                   4.25:1.0
                July 31, 2001                                    4.50:1.0
                October 31, 2001                                 4.50:1.0

                January 31, 2002                                 4.50:1.0
                April 30, 2002                                   4.50:1.0
                July 31, 2002                                    4.50:1.0
                October 31, 2002                                 4.50:1.0

                January 31, 2003                                 4.50:1.0
                April 30, 2003                                   4.50:1.0
                July 31, 2003                                    4.50:1.0
                October 31, 2003                                 4.50:1.0

                January 31, 2004                                 4.50:1.0
                April 30, 2004                                   4.50:1.0
                July 31, 2004                                    4.50:1.0
                October 31, 2004                                 4.50:1.0

                January 31, 2005                                 4.50:1.0
                April 30, 2005                                   4.50:1.0
                Thereafter                                       4.50:1.0


             SECTION 6.18. RESTRICTED PAYMENTS: REQUIRED DIVIDENDS. (a) Other than payments made in accordance with the terms of subsection (b) below, neither the US Borrower nor any of its Subsidiaries will declare or make any Restricted Payment unless, after giving effect thereto, the aggregate of all Restricted Payments declared or made does not exceed the sum of (i) $20,000,000 plus (ii) 25% of the amount by which the consolidated Net Income of the US Borrower exceeds zero (or minus 100% of the amount by which the Consolidated Net Income of the US Borrower is less than zero) for the period from January 30, 1999 through the end of the US Borrower's then most recent fiscal quarter (treated for this purpose as a single accounting period).

             (b) The US Borrower shall cause each Domestic Subsidiary (to the extent permitted under any applicable law, rule or regulation, judgment, injunction, order or decree of any governmental authority) to take all such necessary corporate actions to declare cash dividends, payable to the shareholder of such Subsidiary, in an aggregate amount, if any, equal to all amounts that are then due and owing and remain outstanding after the date of payment therefor pursuant to the terms of this Agreement.

             SECTION 6.19. EQUITY OWNERSHIP: LIMITATION ON CREATION OF SUBSIDIARIES. Notwithstanding anything to the contrary contained in this Agreement, the US Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Restatement Effective Date any Subsidiary; PROVIDED that (A) the US Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as, in each case, (i) at least 30 days' prior written notice thereof is given to the Administrative Agent (or such shorter period of time as is acceptable to the Administrative Agent), (ii) all of the capital stock of such new Subsidiary (or 65% of the outstanding capital stock of a Foreign Subsidiary) is promptly pledged pursuant to, and to the extent required by, this Agreement and the Pledge Agreement and the certificates, if any, representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent and (iii) such new Subsidiary (except, with respect to the Obligations of the US Borrower, a Foreign Subsidiary) promptly executes a counterpart to this Agreement in form and substance reasonably acceptable to the Administrative Agent to become a Guarantor pursuant to Article 10, and becomes a party to the Pledge Agreement and the Security Agreement (or similar documents satisfactory to the Administrative Agent) and (B) Subsidiaries may be acquired to the extent such acquisition does not give rise to a Default hereunder so long as (x) in each such case involving the acquisition of a Wholly-Owned Subsidiary, the actions specified in preceding clause (A) shall be taken and (y) in each such case involving the acquisition of a non Wholly-Owned Subsidiary, the stock of such Subsidiary held by the Credit Parties shall be pledged to the extent required by the Pledge Agreement. In addition, each new Subsidiary that is required to execute any Credit Document shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 3. 1 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Initial Borrowing Date.

             SECTION 6.20. CHANCE OF BUSINESS. The US Borrower will not, and will not permit any of its Subsidiaries to, materially alter the character of the business of the US Borrower and its Subsidiaries from that conducted on the Restatement Effective Date.

             SECTION 6.21. LIMITATION ON ISSUANCE OF CAPITAL STOCK. (a) The US Borrower will not, and will not permit any of its Subsidiaries to, issue (i) any preferred stock or (ii) any common stock redeemable at the option of the holder thereof.

             (b) The US Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and issuances which do not decrease the percentage ownership of the US Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) to qualify directors to the extent required by applicable law and (iv) for issuances by newly created or acquired Subsidiaries in accordance with the terms of this Agreement.

             SECTION 6.22. INVESTMENTS: RESTRICTED ACQUISITIONS. (a) The US Borrower shall not, and shall. not permit any Subsidiary to hold, make or acquire any Investment in any Person other than:

                         (i) Investments by the US Borrower or its Subsidiaries
             in Persons which are Domestic Subsidiaries on the Original Effective Date, PROVIDED that (x) in the case of any Investment in Foreign Subsidiaries of the US Borrower, such Investment shall not exceed 5% of Adjusted Consolidated Net Worth plus the amount invested on the Original Effective Date and (y) any Investments by the US Borrower in WFNB which are in the form of intercompany loans shall be made pursuant to and evidenced by the WFNB Note;


                         (ii) the Acquisitions;


                         (iii) Investments consistent with the investment policy
             attached hereto as Schedule II;

                         (iv) Investments currently held by WFNB to comply with
             the provisions of the Community Reinvestment Act as such Investments are set forth on Schedule III attached hereto;

                         (v) Investments consisting of credit card loans made by
             WFNB pursuant to the terms of any applicable credit card accounts owned by WFNB; and

                         (vi) any Investment not otherwise permitted by the
             foregoing clauses of this Section if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause (f) does not exceed 5% of Adjusted Consolidated Net Worth of the US Borrower.

             (b) The US Borrower shall not, and shall not permit any of its Subsidiaries to, make (or agree to make, whether or not subject to conditions) any Restricted Acquisition prior to the Syndication Date. The US Borrower and its Subsidiaries may make Restricted Acquisitions after the Syndication Date so long as:

                         (i) the US Borrower and its Subsidiaries shall be in
             compliance with all provisions of this Agreement, including all financial covenants, both before and after giving effect thereto, with such financial covenants to be calculated on a PRO FORMA basis as if such Restricted Acquisition had been consummated on the first day of the then most recently ended period of four consecutive fiscal quarters and giving effect to (x) the actual historical financial performance (including EBITDA) of such acquired entity
             (y) identifiable cost savings associated with providing data processing services to such acquired entities; and

                         (ii) the total consideration paid (including equity
             issued and Debt assumed) in connection with any Restricted Acquisition of a Person which as a result thereof does not become a Wholly-Owned Subsidiary shall not exceed 10% of Adjusted Consolidated Net Worth.

             SECTION 6.23. CONSOLIDATED CAPITAL EXPENDITURES. The US Borrower shall not, and shall not permit its Subsidiaries to make Consolidated Capital Expenditures in any fiscal year exceeding 50% of the US Borrower's previous fiscal year's Consolidated EBITDA.

             SECTION 6.24. LIMITATION ON VOLUNTARY PAYMENTS AND MODIFICATIONS OF
INDEBTEDNESS: MODIFICATIONS OF CERTAIN OTHER AGREEMENTS: ETC. The US Borrower will not, and will not permit any of its Subsidiaries to, (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of; or make any prepayment or redemption as a result of any asset sale, change of control or similar event of (including, in each case, without limitation, by way of depositing with the trustee with respect thereto or any other Person, money or securities before due for the purpose of paying when due) the Subordinated Note, the WCAS Subordinated Note or any Permitted Subordinated Debt or (ii) amend or modify or permit the amendment or modification of; any provision of the Equity Issuance Documents, the Subordinated Note (other than any amendments thereto made in accordance with Section 6.25), the WCAS Subordinated Note, the License Agreements or the WFNB Note.

             SECTION 6.25. CONTINUING OBLIGATIONS. On or before December 31, 1998, the Subordinated Note Documents shall have either been amended to extend the maturity of the Subordinated Note to a date not earlier than 90 days after the Final Maturity Date or refinanced by the Welsh, Carson, Anderson & Stowe Partnerships on substantially the same terms as the existing Subordinated Note, except that such replacement note shall have a maturity not earlier than the date which is 90 days after the Final Maturity Date. If such refinancing of the Subordinated Note occurs, the replacement note shall become the Subordinated Note for all purposes hereunder.

             SECTION 6.26. YEAR 2000 COMPLIANCE. Any reprogramming required to permit the proper functioning, in and following year 2000, of (i) the computer systems of the US Borrower and its Subsidiaries and (ii) equipment containing embedded microchips (including, to the knowledge of the US Borrower, systems and equipment supplied by others or with which the systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by June 30, 1999. The cost to the US Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of the Year 2000 Problem to the US Borrower and its Subsidiaries (including, without limitation, reprogramming errors) will not result in a Default or a material adverse effect on the properties, assets, liabilities, condition (financial or otherwise) or prospects of the US Borrower and its Subsidiaries taken as a whole. Except for such of the reprogramming referred to above in this Section 6.26, the computer and management information systems of the US Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be sufficient to permit the US Borrower and its Subsidiaries to conduct its business as presently conducted for the term of this Agreement.


                                    ARTICLE 7

                                    DEFAULTS

             SECTION 7. 1. EVENTS OF DEFAULT. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

          (a) either Borrower shall fail to pay when due any principal of any Loan or shall fail to pay within 3 Business Days from the date due any interest, any fees or any other amount payable hereunder;

          (b) any Credit Party shall fail to observe or perform any covenant contained in Article 6 (other than those contained in Sections 6.1 through 6.3 inclusive, Section 6.5 or Section 6.6) or contained in subsection 3.02(d)(i) or (ii) of the Security Agreement (to the extent such provisions contain on-going obligations of the Credit Parties) or Section 12.01 of the Security Agreement;

          (c) any Credit Party shall fail to observe or perform any covenant or agreement contained in this Agreement, the Pledge Agreements, the Security Agreement and the Canadian Security Documents (other than those covered by clause (a) or (b) above) for 30 days after notice thereof has been given to the applicable Credit Party by the Administrative Agent at the request of the Required Banks;

          (d) any representation, warranty, certification or statement made by any Credit Party in any Credit Document or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) any Credit Party or any Subsidiary of any of them shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

          (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt of any Credit Party or any Subsidiary of a Credit Party or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

          (g) any Credit Party or any Subsidiary of any of them shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of; or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (h) an involuntary case or other proceeding shall be commenced against any Credit Party or any Subsidiary of any of them seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against any Credit Party or any Subsidiary of either of them under the federal bankruptcy laws as now or hereafter in effect;

          (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of; or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $5,000,000;

          (j) judgments or orders for the payment of money aggregating in excess of $5,000,000 shall be rendered against the US Borrower or any of its Subsidiaries and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days;

          (k) a Change of Control shall occur;

          (l) any Credit Party shall assert any claim that the security interest in the Collateral granted by such Credit Party to the Collateral Agent pursuant to the Security Agreement, the Canadian Security Documents or the Pledge Agreements is unenforceable, is other than first-priority or is otherwise invalid;

          (m) any Guarantor shall revoke its guaranty provided for in Article 10 of this Agreement or assert that its guaranty provided for in Article 10 of this Agreement is unenforceable or otherwise invalid;

          (n) at any time, the Collateral is transferred by either Borrower in violation of the terms of the Pledge Agreements, Security Agreement or the Canadian Security Documents;

          (o) any License Agreement shall terminate or any arbitration or litigation shall be commenced in respect thereof (except that any litigation or arbitration commenced by a Person who is not a party to such License Agreement shall not result in an Event of Default hereunder unless such action is not stayed or dismissed within 60 days of the commencement thereof), or any party shall assert that any termination thereof; or any party to any License Agreement shall default in any of its obligations thereunder beyond the period of grace (if any) therein provided;

then, and in every such event, the Administrative Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrowers terminate the Commitments and they shall thereupon terminate,
(ii) if requested by Banks holding more than 50% of the aggregate principal amount of the Loans, by notice to the Borrowers declare the Loans (together with accrued interest thereon and any commitment fee) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; PROVIDED, that in the case of any of the Events of Default specified in clause 7.1(g) or 7.1(h) above with respect to the Borrowers, without any notice to the Borrowers or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon and any commitment fee) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers and (iii) if requested by the Required Banks enforce, as Collateral Agent, any or all of the Liens and security interests created pursuant to the Security Documents; (x) terminate any Letter of Credit which may be terminated in accordance with its terms; (y) direct the US Borrower to pay (and the US Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in clauses 7.1(g) and 7.1(h) in respect of the US Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amounts of cash, to be held as security for the US Borrower's reimbursement obligations in respect of Letters of Credit then outstanding equal to the aggregate Stated Amount of all Letters of Credit then outstanding; and (z) apply any cash collateral held pursuant to this Agreement to repay the Obligations.

             SECTION 7.2. NOTICE OF DEFAULT. (a) Promptly upon becoming aware that any Default exists, the Borrowers shall provide notice thereof to the Administrative Agent and each of the Banks stating the nature of the Default, setting forth the details thereof and the action which the respective Borrower is taking or proposes to take with respect thereto.

             (b) The Administrative Agent shall give notice to the Borrowers under Section 7.1(c) promptly upon being requested to do so by the Banks and shall thereupon notify all the Banks thereof.

                                    ARTICLE 8

                                    THE AGENT

             SECTION 8. 1. APPOINTMENT AND AUTHORIZATION. (a) Each Bank irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Administrative Agent by the terms hereof or thereof; together with all such powers as are reasonably incidental thereto. For greater certainty, and without limiting the powers of the Administrative Agent hereunder or under any of the Security Documents, the Borrowers hereby acknowledge that the Administrative Agent shall, for purposes of holding any security granted by the Borrowers on the Borrowers' property pursuant to the laws of the Province of Quebec, the holder of an irrevocable power of attorney (within the meaning of the Civil Code of Quebec) for all present and future Banks. Each of the Banks hereby irrevocably constitutes, to the extent necessary, the Administrative Agent, in its capacity as Collateral Agent, as the holder of an irrevocable power of attorney (within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold security granted by the Borrowers in the Province of Quebec. Any assignee shall be deemed to have confirmed and ratified the constitution of the Administrative Agent as the holder of such irrevocable power of attorney by execution of the relevant assignment and assumption agreement substantially in the form of Exhibit B. Notwithstanding the provisions of Section 32 of the Special Corporate Powers Act (Quebec), the Administrative Agent may acquire and be the holder of any debenture issued by a Borrower as contemplated under any of the Security Documents at any time and from time to time. The Borrowers hereby acknowledge that any such debenture constitutes a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec.

             SECTION 8.2. ADMINISTRATIVE AGENT AND AFFILIATES. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrowers or any Subsidiary or affiliate of the respective Borrower as if it were not the Administrative Agent.

             SECTION 8.3. ACTION BY ADMINISTRATIVE AGENT. The obligations of the Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in
Article 7.

             SECTION 8.4. CONSULTATION WITH EXPERTS. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers and/or any Guarantor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

             SECTION 8.5. LIABILITY OF ADMINISTRATIVE AGENT. Neither the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks (or, when expressly required hereby, such different number of Banks required to consent to or request such action or inaction) or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any Borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrowers or any Guarantor; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

             SECTION 8.6. INDEMNIFICATION. Each Bank shall, ratably in accordance with its Commitment, indemnify the Administrative Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrowers) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnities, gross negligence or willful misconduct) that such indemnities may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnities hereunder.

             SECTION 8.7. CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

             SECTION 8.8. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized or Licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

                                    ARTICLE 9

                             CHANGE IN CIRCUMSTANCES

             SECTION 9. 1. BASIS FOR DETERMINING: INTEREST RATE INACCURATE OR UNFAIR. If on, or prior to, the first day of any Interest Period for a Euro-Dollar Loan:

          (a) the Administrative Agent determines that deposits in dollars (in the applicable amounts) are not being offered to the Administrative Agent in the Euro-Dollar market for such Interest Period, or

          (b) in the case of Euro-Dollar Loans, Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Administrative Agent that the London Interbank Offered Rate, as determined by the Administrative Agent, will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrowers and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to continue or convert outstanding Loans as or into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Should either of the events set forth in subclause (a) or (b) above occur, unless the Borrowers notify the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

             SECTION 9.2. ILLEGALITY. If; on or after the Restatement Effective Date, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof; or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central Bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrowers, whereupon until such Bank notifies the Borrowers and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

             SECTION 9.3. INCREASED COST AND REDUCED RETURN. (a) If on or after the Restatement Effective Date, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof; or compliance by any Bank (or its Applicable Lending office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under
Section 2. 15), special deposit, insurance assessment or similar requirement against assets of; deposits with or for the account of; or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or the London interbank market any other condition affecting its Loans, its Note or its obligation to make Loans and the result of any of the foregoing his to increase the cost to such Bank (or its Applicable Lending office) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

             (b) If any Bank shall have determined that after the Restatement Effective Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

             (c) Each Bank will promptly notify the Borrowers and the Administrative Agent of any event of which it has knowledge, occurring after the Restatement Effective Date, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of; such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

             SECTION 9.4. TAXES. (a) For the purposes of this Section 9.4, the following terms have the following meanings:

             "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by a Borrower or the applicable Guarantor, as the case may be, pursuant to this Agreement or under any Note, and all liabilities with respect thereto, EXCLUDING
(i) in the case of each Bank and the Administrative Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

             "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of; or otherwise with respect to, this Agreement or any Note.

             (b) Any and all payments by a Borrower or the applicable Guarantor, as the case may be, to or for the account of any Bank or the Administrative Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; PROVIDED, that, if a Borrower or the applicable Guarantor, as the case may be, shall be required by law to deduct any Taxes or Other Taxes from any such payments (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower or the applicable Guarantor, as the case may be, shall make such deductions, (iii) such Borrower or the applicable Guarantor, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) such Borrower or the applicable Guarantor, as the case may be, shall furnish to the Administrative Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

             (c) The Borrowers agree to indemnify each Bank and the Administrative Agent for the full amount of Taxes or other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or the Administrative Agent (as the case may be) makes demand therefor.

             (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by a Borrower (but only so long as such Bank remains lawfully able to do so), shall provide such Borrower and the Administrative Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

             (e) For any period with respect to which a Bank has failed to provide a Borrower or the Administrative Agent with the appropriate form pursuant to Section 9.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 9.4(b) or (c) with respect to Taxes imposed by the United States; PROVIDED that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

             (f) If a Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending office if; in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

             SECTION 9.5. BASE RATE LOANS SUBSTITUTED FOR AFFECTED FIXED RATE LOANS. If (i) the obligation of any Bank to make, or convert outstanding Loans to, Euro.Dollar Loans has been suspended pursuant to Section 9.2 or (ii) any Bank has demanded compensation under Section 9.3 or 9.4 with respect to its Euro-Dollar Loans and a Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies such Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

          (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks); and

          (b) after each of its Euro-Dollar Loans has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies a Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.


                                   ARTICLE 10

                        PERFORMANCE AND PAYMENT GUARANTY

             SECTION 10.1. UNCONDITIONAL AND IRREVOCABLE GUARANTY. (a) The Guarantors hereby jointly and severally, unconditionally and irrevocably undertake and agree with and for the benefit of the Administrative Agent and the Banks and each of their respective permitted assignees (collectively, the "Beneficiaries") to cause the due payment, performance and observance by the Borrowers and their assigns of all of the Obligations, terms, covenants, conditions, agreements and undertakings on the part of the Borrowers, to be paid, performed or observed under any Credit Document in accordance with the terms thereof including, without limitation, any agreement of a Borrower to pay any amounts due with respect to the Loans, under this Agreement or any other amounts due and owing under any Credit Document (all such Obligations, terms, covenants, conditions, agreements and undertakings on the part of the Borrowers to be paid, performed or observed by the Borrowers being collectively called the "Guaranteed Obligations" provided that with respect to any Foreign Subsidiary, "Guaranteed Obligations" shall not be deemed to include any obligations of the US Borrower). In the event that the Borrowers shall fail in any manner whatsoever to pay, perform or observe any of the Guaranteed Obligations when the same shall be required to be paid, performed or observed under such Credit Document (after giving effect to any cure period), then each of the Guarantors (provided that it is expressly understood that no Foreign Subsidiary shall be deemed to be a

Guarantor in respect of the Obligations of the US Borrower) will itself jointly and severally duly pay, perform or observe, or cause to be duly paid, performed or observed, such Guaranteed Obligation, and it shall not be a condition to the accrual of the obligation of any Guarantor hereunder to pay, perform or observe any Guaranteed Obligation (or to cause the same to be paid, performed or observed) that the Administrative Agent, the Banks or any of their permitted assignees shall have first made any request of or demand upon or given any notice to any Guarantor or to the Borrower or its successors or assigns, or have instituted any action or proceeding against any Guarantor or the Borrower or its successors or assigns in respect thereof Notwithstanding anything to the contrary contained in this Section 10. 1 the obligations of the respective Guarantors hereunder in respect of the Borrowers are expressly limited to the Guaranteed Obligations.

             (b) IRREVOCABILITY. The Guarantors each agree that its obligations under this Agreement shall be joint and several and irrevocable. In the event that under applicable law (notwithstanding the Guarantors' agreement regarding the joint and several and irrevocable nature of its obligations hereunder) any Guarantor shall have the right to revoke its guaranty under this Agreement, this Agreement shall continue in full force and effect as to such Guarantor until a written revocation hereof specifically referring hereto, signed by such Guarantor, is actually received by the Administrative Agent, delivered as provided in Section 11. 1 hereof Any such revocation shall not affect the right of the Administrative Agent or any other Beneficiary to enforce their respective rights under this Agreement with respect to (i) any Guaranteed Obligation (including any Guaranteed Obligation that is contingent or unmatured) which arose on or prior to the date the aforementioned revocation was received by the Administrative Agent, (ii) any Assigned Collateral in which a security interest was acquired by the Administrative Agent or its permitted assignees on or prior to the date the aforementioned revocation was received by the Administrative Agent or (iii) any other Guarantor. If the Administrative Agent, or its permitted assignees takes any action in reliance on this Agreement after any such revocation by a Guarantor but prior to the receipt by the Administrative Agent of said written notice, the rights of the Administrative Agent, any other Beneficiary or such permitted assignee with respect thereto shall be the same as if such revocation had not occurred.

             SECTION 10.2. ENFORCEMENT. The Administrative Agent and its permitted assignees may proceed to enforce the obligations of the Guarantors under this Agreement without first pursuing or exhausting any right or remedy which the Administrative Agent or its permitted assignees may have against the respective Borrower, any other Person or the Assigned Collateral.

             SECTION 10.3. OBLIGATIONS ABSOLUTE. To the extent permitted by law, the applicable Guarantor will perform its obligations under this Agreement regardless of any law now or hereafter in effect in any jurisdiction affecting any of the terms of this Agreement or any document delivered in connection with this Agreement or the rights of the Administrative Agent or its permitted assignees with respect thereto. The obligations of each Guarantor under this Agreement shall be absolute and unconditional irrespective of;

          (a) any lack of validity or enforceability or the discharge or disaffirmance (by any Person, including a trustee in bankruptcy) of the Guaranteed Obligations, the Loans, any Credit Document or any Assigned Collateral or any document, or any other agreement or instrument relating thereto;

          (b) any exchange, release or non-perfection of any Assigned Collateral or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;


          (c) any failure to obtain any authorization or approval from or other action by, or to notify or file with, any governmental authority or regulatory body required in connection with the performance of such obligations by the Borrowers or any Guarantor; or

          (d) any impossibility or impracticality of performance, illegality, force majeure, any act of any government or any other circumstance which might constitute a legal or equitable defense available to, or a discharge of, a Borrower or any Guarantor, or any other circumstance, event or happening whatsoever, whether foreseen or unforeseen and whether similar or dissimilar to anything referred to above in this Section 10.3.


Each Guarantor further agrees that its obligations under this Agreement shall not be limited by any valuation or estimation made in connection with any proceedings involving a Borrower or any Guarantor filed under the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code"), whether pursuant to Section 502 of the Bankruptcy Code or any other Section thereof Each Guarantor further agrees that the Administrative Agent shall be under no obligation to marshall any assets in favor of or against or in payment of any or all of the Guaranteed Obligations. Each Guarantor further agrees that, to the extent that a payment or payments are made by or on behalf of a Borrower to the Administrative Agent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such Borrower, the estate, trustee, receiver or any other party relating to such Borrower, including, without limitation, any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause then, to the extent of such payment or repayment, the Guaranteed Obligations or part thereof which had been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred. The obligations of any Guarantor under this Agreement shall not be discharged except by performance as provided herein.

             SECTION 10.4. WAIVER. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and any Credit Document and any requirement that the Administrative Agent or its permitted assignees exhaust any right or take any action against a Borrower, any other Person or any Assigned Collateral.

             SECTION 10.5. SUBROGATION. No Guarantor will exercise or assert any rights which it may acquire by way of subrogation under this Agreement unless and until all of the Guaranteed Obligations shall have been paid and performed in full. If any payment shall be made to any Guarantor on account of any subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid and performed in full each and every amount so paid will be held in trust for the benefit of the Beneficiaries and forthwith be paid to the appropriate Beneficiary in accordance with this Agreement and the appropriate Credit Document, to be credited and applied to the Guaranteed Obligations to the extent then unsatisfied, in accordance with the terms of this Agreement or any document delivered in connection with this Agreement, as the case may be. In the event (i) the Guarantors shall have satisfied any of the Guaranteed Obligations and (ii) all of the Guaranteed Obligations shall have been paid and performed in full, the Administrative Agent will, at the Guarantors' request and expense, execute and deliver to the Guarantors appropriate documents, without recourse and without representation or warranty of any kind, necessary to evidence or confirm the transfer by way of subrogation to the Guarantors of the rights of the Beneficiaries or any permitted assignee, as the case may be, with respect to the Guaranteed Obligations to which the Guarantors shall have become entitled by way of subrogation, and thereafter the Beneficiaries and their respective permitted assignees shall have no responsibility to the Guarantors or any other person with respect thereof.

             SECTION 10.6. SURVIVAL. All covenants made by the Guarantors herein shall be considered to have been relied upon by the Administrative Agent and the Banks and shall survive regardless of any investigation made by the Administrative Agent or any Bank or on the Administrative Agent's behalf.

             SECTION 10.7. GUARANTORS' CONSENT TO ASSIGNS. Each Bank may assign or participate out all or any portion of its Commitment or the Loans in accordance with Section 11.6 of this Agreement, and each Guarantor agrees to recognize any such Assignee or participant as a successor and assignee of such Bank hereunder, with all rights of such Bank hereunder.

             SECTION 10.8. CONTINUING AGREEMENT. Article 10 under this Agreement is a continuing agreement and shall remain in full force and effect until all of the Borrowers' Obligations have been satisfied in full.


                                   ARTICLE 11

                                  MISCELLANEOUS

             SECTION 11.1. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of a Credit Party or the Administrative Agent, at its address or facsimile number set forth on the signature pages hereof; (b) in the case of any Bank, at its address or facsimile number set forth on the signature pages hereof or (c) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrowers. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; PROVIDED that notices to the Administrative Agent under Article 2 or
Article 9 shall not be effective until received.

             SECTION 11.2. NO WAIVERS. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

             SECTION 11.3. EXPENSES: INDEMNIFICATION. (a) The Borrowers shall pay (i) all out-of-pocket expenses of the Administrative Agent, including fees and disbursements of White & Case LLP, special counsel for the Administrative Agent, in connection with the preparation and administration of this Agreement and the other Credit Documents, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each Bank including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

             (b) The Borrowers agree to indemnify the Administrative Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; PROVIDED, that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

             SECTION 11.4. SHARING: OF SET-OFFS. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks in accordance with the provisions of Section 2.12(B); PROVIDED, that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of a Borrower other than its indebtedness hereunder. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Borrower in the amount of such participation.

             SECTION 11.5. AMENDMENT OR WAIVER: ETC. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Bank (with Obligations being directly affected in the case of following clause (i) and (ii)), (i) extend the final scheduled maturity of any Loan or Note, or reduce the rate of interest or fees or extend the time of payment of interest or fees, or reduce the principal amount thereof (except to the extent repaid in cash) (provided that any amendment or modification to the financial definitions in this Agreement or to Section 2. 14 shall not constitute a reduction in the rate of interest or any fees for purposes of this clause
(i)), (ii) release all or substantially all of the Collateral, (iii) release a Guarantor from its Guaranty of the Obligations of the Borrowers (except in connection with the sale of a Subsidiary which is a Guarantor in accordance with the terms of this Agreement), (iv) amend, modify or waive any provision of this
Section 11.5, (v) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Restatement Effective Date) or (vi) consent to the assignment or transfer by a Borrower of any of its rights and obligations under this Agreement; PROVIDED FURTHER, that no such change, waiver, discharge or termination shall (u) without the consent of each Letter of Credit Issuer amend, modify or waive any provision of Article 2A or alter its rights or obligations with respect to Letters of Credit, (v) increase the Commitments of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or of a mandatory reduction in the Total Commitments shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase of the Commitment of such Bank), (w) without the consent of the Administrative Agent, amend, modify or waive any provision of Article 8 or any other provision as same relates to the rights or obligations of the Administrative Agent, (x) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (y) without the consent of the Majority Banks of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Banks of each Tranche in the case of an amendment to the definition of Majority Banks), amend the definition of Majority Banks (provided that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Restatement Effective Date) or alter the required application of any prepayments or repayments (or commitment reductions), as between the various Tranches, pursuant to Section 2.12(B) (although the Required Banks may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered) or
(z) without the consent of the Supermajority Banks of the respective Tranche, reduce the amount of; or extend the date of; any Scheduled Repayment or without the consent of the Supermajority Banks of each Tranche, amend the definition of Supermajority Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Restatement Effective Date).

             SECTION 11.6. SUCCESSORS AND ASSIGNS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Borrowers nor any Guarantor may assign or otherwise transfer any of their respective rights under this Agreement without the prior written consent of all Banks.

             (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such Want by a Bank of a participating interest to a Participant, whether or not upon notice, to the respective Borrower and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest, or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof; or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or of a mandatory reduction in the Total Commitment, shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the respective Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under the Security Documents (except as expressly provided in the Credit Documents). In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrowers hereunder shall be determined as if such Bank had not sold such participation. The Borrowers agree that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 9 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

             (c) Any Bank (or any Bank together with one or more other Banks) may (A) assign all or a portion of its Commitments and related outstanding Obligations hereunder to (i) its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company, (ii) to one or more Banks or (iii) in the case of a Bank that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor of such Bank or by an Affiliate of such investment advisor or
(B) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Commitments and related outstanding Obligations hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, PROVIDED that, (i) at such time Schedule I shall be deemed modified to reflect the Commitments (or outstanding Term Loans, as the case may be) of such new Bank and of the existing Banks, (ii) upon the surrender of the relevant Notes by the assigning Bank (or, upon such assigning Bank's indemnifying the Borrower for any lost Note pursuant to a customary indemnification agreement) new Notes will be issued, at the respective Borrower's expense, to such new Bank and to the assigning Bank upon the request of such new Bank or assigning Bank, such new Notes to be in conformity with the requirements of Section 2.4 (with appropriate modifications) to the extent needed to reflect the revised Commitments (or outstanding Term Loans, as the case may be), (iii) the consent of the Administrative Agent shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (B) above (which consent shall not be unreasonably withheld or delayed), (iv) so long as no Default or Event of Default exists, the consent of the respective Borrower shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (B) above (which consent shall not be unreasonably withheld or delayed, (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $3,500, which fee shall not be subject to reimbursement from the respective Borrower and (vi) no such transfer or assignment will be effective until recorded by the Administrative Agent. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 11.6(c) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall, to the extent legally entitled to do so, provide to the respective Borrower the appropriate Internal Revenue Service forms described in Section 9.4(b).

             (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

             (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 9.3 or 9.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made (i) with the respective Borrower's prior written consent or (ii) by reason of the provisions of Section 9.2, 9.3 or
9.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or (iii) at a time when the circumstances giving rise to such greater payment did not exist.

             SECTION 11.7. COLLATERAL. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

             SECTION 11.8. GOVERNING: LAW: SUBMISSION TO JURISDICTION: JUDGMENT CURRENCY. (a) THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Borrowers hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrowers irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

             (b) (i) If; for the purposes of obtaining judgment in any court, it is necessary to convert a sum due to a Bank in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, such Bank could purchase the Original Currency with the Other Currency on the Domestic Business Day preceding the day on which final judgment is given or, if permitted by applicable law, on the day on which the judgment is paid or satisfied.

             (ii) The obligations of the Borrowers in respect of any sum due in the Original Currency from it to the Banks under any of the Credit documents shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Domestic Business Day following receipt by the Banks of any sum adjudged to be so due in the Other Currency, the Banks may, in accordance with normal banking procedures, purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Banks in the Original Currency, the Borrowers agree, as a separate obligation and notwithstanding the judgment, to indemnify the Banks against any loss, and, if the amount of the Original Currency so purchased exceeds the sum originally due to the Banks in the Original Currency, the Banks shall remit such excess to the respective Borrower.

             SECTION 11.9. COUNTERPARTS: INTEGRATION: EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party) and each of the other conditions specified in Section 3. 1 have been satisfied.

             SECTION 11.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR

RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        ALLIANCE DATA SYSTEMS CORPORATION,
                                        as a Borrower and Guarantor


                                        By /s/ Edward K. Mims
                                           -------------------------------------
                                        Title: Executive Vice President &
                                               Chief Financial Officer
                                        Address:  17655 Waterview Parkway,
                                                  Dallas, TX 75252
                                        Telephone: (972) 348-5135
                                        Facsimile: (972) 348-5330


                                        LOYALTY MANAGEMENT GROUP CANADA INC.,
                                        as a Borrower


                                        By /s/ Carolyn S. Melvin
                                           -------------------------------------
                                        Title: Secretary
                                        Address:  800 TechCenter Drive,
                                                  Gahanna, OH 43230
                                        Telephone: (614) 729-4900
                                        Facsimile: (614)729-4949


                                        ADS ALLIANCE DATA SYSTEMS, INC.
                                        as a Guarantor

                                        By /s/ Edward K. Mims
                                           -------------------------------------
                                        Title: Executive Vice President &
                                               Chief Financial Officer
                                        Address:  17655 Waterview Parkway,
                                                  Dallas, TX 75252
                                        Telephone: (972) 348-5135
                                        Facsimile: (972) 348-5330

                                        HARMONIC SYSTEMS INCORPORATED,
                                        as a Guarantor

                                        By /s/ Edward K. Mims
                                           -------------------------------------
                                        Title: Chief Financial Officer
                                        Address:  17655 Waterview Parkway,
                                                  Dallas, TX 75252
                                        Telephone: (972) 348-5135
                                        Facsimile: (972) 348-5330


                                        HARMONIC TECHNOLOGY LICENSING, INC.,
                                        as a Guarantor

                                        By /s/ Edward K. Mims
                                           -------------------------------------
                                        Title: Chief Financial Officer
                                        Address:  17655 Waterview Parkway,
                                                  Dallas, TX 75252
                                        Telephone: (972) 348-5135
                                        Facsimile: (972) 348-5330

                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, Individually and as Administrative
                                        Agent

                                        By /s/ David Koran
                                           -------------------------------------
                                        Title: Vice President
                                        Address:  60 Wall Street
                                        New York, NY 10260
                                        Telephone: (212) 648-7679
                                        Facsimile: (212) 648-5005

                                        Domestic Lending Office
                                        60 Wall Street
                                        New York, NY 10260

                                        Euro-Dollar Lending Office
                                        60 Wall Street
                                        New York, NY 10260